UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05594

Exact name of registrant as specified in charter:	Prudential Short-Term Corporate
Bond Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	12/31/2014

Date of reporting period:	12/31/2014

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL SHORT-TERM CORPORATE BOND FUND, INC.

ANNUAL REPORT • DECEMBER 31, 2014

Objective

High current income consistent with the preservation of principal

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS). Prudential Fixed Income is a unit of Prudential Investment Management, Inc. (PIM), a registered investment adviser. PIMS and PIM are Prudential Financial companies. © 2015 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

February 16, 2015

Dear Shareholder:

We hope you find the annual report for the Prudential Short-Term Corporate Bond Fund, Inc. informative and useful. The report covers performance for the 12-month period that ended on December 31, 2014.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Short-Term Corporate Bond Fund, Inc.

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisors and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Short-Term Corporate Bond Fund, Inc.	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 12/31/14
	One Year	Five Years	Ten Years	Since Inception
Class A	1.42%	15.96%	47.43%	—
Class B	0.66	11.71	36.73	—
Class C	0.67	11.81	38.73	—
Class Q	1.94	N/A	N/A	6.65% (3/2/12)
Class R	1.17	14.51	43.87	—
Class Z	1.68	17.54	51.17	—
Barclays 1–5 Year US Credit Index	1.95	18.32	49.49	—
Lipper Short/Int. Inv.-Grade Debt Funds Avg.	1.76	17.41	41.65	—

Average Annual Total Returns (With Sales Charges) as of 12/31/14
	One Year	Five Years	Ten Years	Since Inception
Class A	–1.87%	2.33%	3.62%	—
Class B	–2.30	2.24	3.18	—
Class C	–0.32	2.26	3.33	—
Class Q	1.94	N/A	N/A	2.30% (3/2/12)
Class R	1.17	2.75	3.70	—
Class Z	1.68	3.29	4.22	—
Barclays 1–5 Year US Credit Index	1.95	3.42	4.10	—
Lipper Short/Int. Inv.-Grade Debt Funds Avg.	1.76	3.23	3.51	—

Average Annual Total Returns (Without Sales Charges) as of 12/31/14
	One Year	Five Years	Ten Years	Since Inception
Class A	1.42%	3.01%	3.96%	—
Class B	0.66	2.24	3.18	—
Class C	0.67	2.26	3.33	—
Class Q	1.94	N/A	N/A	2.30% (3/2/12)
Class R	1.17	2.75	3.70	—
Class Z	1.68	3.29	4.22	—

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Short-Term Corporate Bond Fund, Inc. (Class A shares) with a similar investment in the Barclays 1–5 Year US Credit Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (December 31, 2004) and the account values at the end of the current fiscal year (December 31, 2014) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, Q, R, and Z shares will vary, due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper, Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

Prudential Short-Term Corporate Bond Fund, Inc.	3

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Q	Class R	Class Z
Maximum Initial Sales Charge	3.25% of the public offering price	None	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	.50% on sales of $1 million or more made within 18 months of purchase	3% (Yr. 1) 2% (Yr. 2) 1% (Yr. 3) 1% (Yr. 4) 0% (Yr. 5)	1% on sales made within 12 months of purchase	None	None	None
Annual Distribution and Service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	None	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Barclays 1–5 Year US Credit Index

The Barclays 1–5 Year US Credit Index is an unmanaged index of publicly issued US corporate and specified foreign debentures and secured notes that meet specific maturity (between one and five years), liquidity, and quality requirements. It gives an indication of how short- and intermediate-term bonds have performed. Barclays 1–5 Year US Credit Index Closest Month-End to Inception cumulative total return is 6.72% for Class Q. Barclays 1–5 Year US Credit Index Closest Month-End to Inception average annual return is 2.32% for Class Q.

Lipper Short/Intermediate Investment-Grade Debt Funds Average

The Lipper Short/Intermediate Investment-Grade Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Short/Intermediate Investment-Grade Debt Funds category for the periods noted. Funds in the Lipper Average invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of one to five years. Lipper Average Closest Month-End to Inception cumulative total return is 5.17% for Class Q. Lipper Average Closest Month-End to Inception average annual return is 1.78% for Class Q.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to inception date and not from the Fund’s actual inception date.

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Distributions and Yields as of 12/31/14
	Total Distributions Paid for 12 Months	30-Day SEC Yield
Class A	$0.30	1.37%
Class B	0.22	0.68
Class C	0.22	0.68
Class Q	0.35	1.80
Class R	0.27	1.18
Class Z	0.33	1.68

Allocation expressed as a percentage of net assets as of 12/31/14
Corporate Bonds	89.3%
Commercial Mortgage-Backed Securities	6.3
Foreign Agencies	1.6
Municipal Bonds	0.4
Sovereign Bond	0.1
Preferred Stock*	—

*Less than 0.05%.

Allocations reflect only long-term investments and are subject to change.

Credit Quality expressed as a percentage of total investments as of 12/31/14
AAA	6.5%
AA	8.2
A	44.0
BBB	36.4
BB	3.5
Not Rated*	0.0
Cash/Cash Equivalents	1.4
Total Investments	100.0%

*Less than 0.05%.

Source: PIM

Credit ratings reflect the highest rating assigned by Moody’s, S&P or Fitch. Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, Moody’s ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used.

Prudential Short-Term Corporate Bond Fund, Inc.	5

Strategy and Performance Overview

How did the Fund perform?

For the 12-month period ending December 31, 2014, the Prudential Short-Term Corporate Bond Fund’s Class A shares returned 1.42%, underperforming the 1.95% gain of the Barclays 1–5 Year US Credit Index (the Index). The Fund’s Class A shares also underperformed the Lipper Short/Intermediate Investment-Grade Debt Funds Average, which returned 1.76% for the year.

How did the short-term US investment-grade corporate bond sector perform?

The short-term investment-grade corporate bond sector, as measured by the Barclays

1-5 Year US Credit Index, posted a gain of 1.95% for 2014. The US economy performed much as expected, with growth continuing for the year overall and the Federal Reserve (“Fed”) tapering its quantitative easing bond-buying program. Outside the US, economic growth generally flagged as commodity prices fell and inflationary pressures dissipated. Longer-term Treasury yields crested in early 2014 on fears of the Fed taper and eventual rate hikes, but then trended down for the rest of the year.

•

Investment-grade corporate bonds performed well during the first quarter, benefiting from falling interest rates, strong investor demand, solid US corporate fundamentals, and improving sentiment in the Eurozone. As the corporate bond sector advanced, spreads—the difference in yield between corporate bonds and Treasury securities of similar maturity—narrowed. Meanwhile, corporate credit quality remained strong as companies reported modest earnings growth. Financial firms continued to strengthen their balance sheets to meet new regulatory capital requirements, with 29 out of 30 of the largest banks passing the US government’s stress test.

•

Investment-grade corporate bonds delivered solid returns in the second quarter, as fixed income markets rallied against a muted economic backdrop, ongoing accommodative global central bank policies, and favorable credit fundamentals. At the same time, corporate bond spreads continued to narrow. Corporate cash flows remained solid, balance sheets robust, and market technicals exceedingly strong. Demand from yield-oriented investors continued unabated, spanning institutional investors, mutual funds, ETFs, and foreign accounts. New issuance was robust, with approximately $551 billion coming to market during the quarter.

•

During the third quarter, investment-grade corporate bonds posted a flat total return, as heavy new issuance and event risk weighed on market sentiment. Corporate bond spreads widened slightly, ending the quarter just shy of year-end 2013 levels. Fundamentals in the US corporate bond market held steady at decade-high levels despite a noticeable pick up in mergers and acquisitions

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(M&A) and shareholder-friendly activities. Corporate revenues rose, earnings growth accelerated, and free cash flow remained high.

•

Investment-grade corporate bonds delivered a positive total return during the fourth quarter, though commodity- and energy-related issues suffered amid a drop in commodities and oil prices. The industrial sector was also under pressure due to increased M&A activities, some of which involved more aggressive terms. However, most other industries reported an increase in corporate earnings and revenues, free cash flow remained positive, and leverage increased only slightly despite elevated M&A, share buybacks and dividend payments.

Which strategies or holdings contributed the most to the Fund’s performance?

•

The Fund benefited from its exposure to investment-grade corporate bonds with a greater-than-the-Index sensitivity to credit-spread movements. The position added to returns as the Fund’s overweight to these bonds was highest as credit spreads tightened in the first half of the year.

•

The Fund continued to make modest allocations to out-of-benchmark fixed-income sectors to diversify away from short-term investment-grade corporate bonds and to add incremental yield. For example, out-of-benchmark exposure to high-quality commercial mortgage-backed securities aided the Fund’s performance relative to the Index, as this sector benefited from improving commercial real estate values.

•	Sector allocations within investment-grade bonds added to relative returns. In particular, the Fund’s overweight exposures to the cable, lodging, and insurance sectors enhanced performance.

•	Security selection within the banking sector contributed positively, highlighted by investments in Wells Fargo, Goldman Sachs, Morgan Stanley, Capital One Financial, and Citigroup.

Which strategies or holdings detracted the most from the Fund’s performance?

•	The Fund’s overweight exposures to the automotive, health care, and pharmaceuticals sectors detracted modestly from performance.

•	Security selection within the insurance and media and entertainment sectors weighed on Fund performance.

•	Security selection within the energy sector, including Whiting Petroleum and Nabors Industries, detracted from relative returns.

Prudential Short-Term Corporate Bond Fund, Inc.	7

Strategy and Performance Overview (continued)

Did the Fund’s use of derivatives affect performance?

The Fund’s investment strategy does not heavily rely on derivative strategies, although it does employ certain instruments on a limited basis. Treasury futures are used to manage the Fund’s interest rate risk, which is more efficient than managing interest rate risk through the purchases and sales of cash corporate bonds. Credit default swaps are used sparingly to either add risk exposure to certain issuers, or to hedge credit risk imposed by certain issuers. Neither derivative strategy discussed above had a material impact on the Fund’s performance.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2014, at the beginning of the period, and held through the six-month period ended December 31, 2014. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

Prudential Short-Term Corporate Bond Fund, Inc.	9

Fees and Expenses (continued)

Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Short-Term Corporate Bond Fund, Inc.		Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$997.90	0.80%	$4.03
	Hypothetical	$1,000.00	$1,021.17	0.80%	$4.08

Class B	Actual	$1,000.00	$994.20	1.55%	$7.79
	Hypothetical	$1,000.00	$1,017.39	1.55%	$7.88

Class C	Actual	$1,000.00	$994.20	1.55%	$7.79
	Hypothetical	$1,000.00	$1,017.39	1.55%	$7.88

Class Q	Actual	$1,000.00	$1,000.10	0.43%	$2.17
	Hypothetical	$1,000.00	$1,023.04	0.43%	$2.19

Class R	Actual	$1,000.00	$996.70	1.05%	$5.28
	Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35

Class Z	Actual	$1,000.00	$999.30	0.55%	$2.77
	Hypothetical	$1,000.00	$1,022.43	0.55%	$2.80

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2014, and divided by 365 days. Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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The Fund’s annualized expense ratios for the year ended December 31, 2014, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	0.83%	0.78%
B	1.53	1.53
C	1.53	1.53
Q	0.43	0.43
R	1.28	1.03
Z	0.53	0.53

Net operating expenses shown above reflect fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Short-Term Corporate Bond Fund, Inc.	11

Portfolio of Investments

as of December 31, 2014

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

LONG-TERM INVESTMENTS 97.7%

COMMERCIAL MORTGAGE-BACKED SECURITIES 6.3%
Banc of America Commercial Mortgage Trust, Series 2007-2, Class A1A	5.577%(a)	04/10/49	16,083	$17,208,343
Banc of America Commercial Mortgage Trust, Series 2007-5, Class A3	5.620	02/10/51	198	197,814
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class A4	4.668	07/10/43	18,528	18,668,739
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A3	5.736	06/11/50	4,688	4,712,856
CD Commercial Mortgage Trust, Series 2006-CD3, Class A5	5.617	10/15/48	8,880	9,333,331
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A3	5.710(a)	12/10/49	1,047	1,045,897
COBALT Commercial Mortgage Trust, Series 2006-C1, Class A1A	5.199	08/15/48	5,651	5,994,139
Commercial Mortgage Trust, Series 2012-CR4, Class A2	1.801	10/15/45	3,200	3,208,797
Commercial Mortgage Trust, Series 2013-CR6, Class A2	2.122	03/10/46	20,000	20,184,360
Commercial Mortgage Trust, Series 2014-CR19, Class A3	3.530	08/10/47	14,824	15,397,066
Commercial Mortgage Trust, Series 2014-CR21, Class A2	3.095	12/10/47	20,850	21,460,926
DBUBS Mortgage Trust, Series 2011-LC3A, Class A2	3.642	08/10/44	12,500	12,904,888
GE Capital Commercial Mortgage Corp., Series 2006-C1, Class A4	5.275(a)	03/10/44	9,612	9,849,804
GS Mortgage Securities Corp. II, Series 2013-GC12, Class A2	2.011	06/10/46	20,000	20,085,860
GS Mortgage Securities Corp. II, Series 2013-GC14, Class A3	3.526	08/10/46	25,000	26,109,325
GS Mortgage Securities Trust, Series 2006-GG8, Class A4	5.560	11/10/39	29,221	30,935,705
GS Mortgage Securities Trust, Series 2014-GC20, Class A3	3.680	04/10/47	19,000	19,923,647
GS Mortgage Securities Trust, Series 2014-GC22, Class A3	3.516	06/10/47	20,000	20,735,620
GS Mortgage Securities Trust, Series 2014-GC24, Class A3	3.342	09/10/47	10,000	10,323,200

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	13

Portfolio of Investments

as of December 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
JPMBB Commercial Mortgage Securities Trust, Series 2013-C12, Class A3	3.272%	07/15/45	10,000	$10,334,200
JPMMB Commercial Mortgage Securities Trust, Series 2014-C21, Class A3	3.435	08/15/47	15,000	15,555,285
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Class A3	2.475	12/15/47	7,000	7,012,565
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2013-C10, Class A3	2.682	12/15/47	22,445	22,615,604
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class A2	5.772(a)	06/15/49	116	116,173
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class A3	5.939(a)	02/15/51	177	177,198
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-C8, Class A2	1.797	10/15/45	20,000	20,116,760
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C13, Class A3	3.525	01/15/46	10,000	10,459,230
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class A2	3.070	12/15/46	15,000	15,547,050
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Class A3	3.472	07/15/47	20,000	20,795,380
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5	4.739	07/15/30	7,590	7,634,189
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class A4	5.047(a)	07/12/38	1,218	1,228,344
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4	5.686(a)	05/12/39	15,000	15,647,400
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3	5.172	12/12/49	13,709	14,510,924
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A2	5.331	03/12/51	5,690	5,758,138
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A3	2.533	12/10/45	31,000	30,824,354
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A4	5.723(a)	05/15/43	8,340	8,649,421
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A5	5.723(a)	05/15/43	10,000	10,471,370
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3	6.011(a)	06/15/45	10,500	11,061,162
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A1A	5.749(a)	07/15/45	31,311	33,181,428

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A1A	5.559%	10/15/48	16,193	$17,122,461
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4	5.572	10/15/48	13,163	13,911,545
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A3	5.246	12/15/43	1,835	1,871,915
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A1A	5.608(a)	05/15/46	18,989	20,220,343
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class A2	3.531	07/15/46	10,000	10,449,210

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $607,788,397)				593,551,966

CORPORATE BONDS 89.3%

Aerospace & Defense 0.6%
BAE Systems Holdings, Inc. (United Kingdom), Gtd. Notes, 144A	5.200	08/15/15	7,000	7,183,575
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A(b)	4.750	04/15/19	7,150	7,176,812
Exelis, Inc., Gtd. Notes	4.250	10/01/16	5,000	5,171,050
L-3 Communications Corp., Gtd. Notes	1.500	05/28/17	2,705	2,678,391
Precision Castparts Corp., Sr. Unsec’d. Notes	1.250	01/15/18	11,640	11,500,320
Textron, Inc., Sr. Unsec’d. Notes	4.625	09/21/16	14,650	15,499,905
Textron, Inc., Sr. Unsec’d. Notes	6.200	03/15/15	6,000	6,060,030

				55,270,083

Airlines 1.1%
American Airlines, Series 2013-1, Class A, Pass-Through Trust, Equipment Trust	4.000	07/15/25	2,609	2,654,647
American Airlines, Series 2013-2, Class A, Pass-Through Trust, Equipment Trust	4.950	01/15/23	25,303	27,105,912
Continental Airlines, Inc., Series 1998-1, Class A, Pass-Through Trust, Pass-Through Certificates	6.648	09/15/17	2,106	2,182,652
Continental Airlines, Inc., Series 1998-3, Class A-1, Pass-Through Trust, Pass-Through Certificates	6.820	05/01/18	4,449	4,782,696
Continental Airlines, Inc., Series 1999-1, Class A, Pass-Through Trust, Pass-Through Certificates	6.545	02/02/19	2,469	2,710,804

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	15

Portfolio of Investments

as of December 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Airlines (cont’d.)
Continental Airlines, Inc., Series 2001-1, Class A-1, Pass-Through Trust, Pass-Through Certificates(c)	6.703%	06/15/21	305	$329,466
Continental Airlines, Inc., Series 2001-1, Class B, Pass-Through Trust, Pass-Through Certificates	7.373	12/15/15	80	84,014
Continental Airlines, Inc., Series 2007-1, Class A, Pass-Through Trust, Pass-Through Certificates	5.983	04/19/22	15,101	16,573,346
Continental Airlines, Inc., Series 2009-2, Class A, Pass-Through Trust, Pass-Through Certificates	7.250	11/10/19	3,873	4,473,613
Continental Airlines, Inc., Series 2010-1, Class A, Pass-Through Trust, Pass-Through Certificates	4.750	01/12/21	3,054	3,252,066
Delta Air Lines, Inc., Series 2007-1, Class A, Pass-Through Trust, Pass-Through Certificates	6.821	08/10/22	5,347	6,202,345
Delta Air Lines, Inc., Series 2010-1, Class A, Pass-Through Trust, Pass-Through Certificates	6.200	07/02/18	3,721	4,092,648
Delta Air Lines, Inc., Series 2010-2, Class A, Pass-Through Trust, Pass-Through Certificates	4.950	05/23/19	14,723	15,753,122
Delta Air Lines, Inc., Series 2011-1, Class A, Pass-Through Trust, Pass-Through Certificates(b)	5.300	04/15/19	1,501	1,632,482
Delta Air Lines, Inc., Series 2012-1, Class A, Pass-Through Trust, Pass-Through Certificates	4.750	05/07/20	9,189	9,786,143

				101,615,956

Automotive 4.0%
American Honda Finance Corp. (Japan), Sr. Unsec’d. Notes	2.125	10/10/18	3,750	3,772,819
American Honda Finance Corp. (Japan), Sr. Unsec’d. Notes, 144A(b)	1.500	09/11/17	4,700	4,704,169
American Honda Finance Corp. (Japan), Sr. Unsec’d. Notes, 144A	1.600	02/16/18	6,055	6,025,518

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Automotive (cont’d.)
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	1.875%	01/11/18	6,802	$6,825,637
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	2.300	01/09/15	15,375	15,380,673
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	2.375	08/01/18	15,000	15,210,450
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	2.950	01/11/17	8,270	8,530,191
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	1.700	05/09/16	10,911	10,949,625
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.375	01/16/18	14,300	14,382,868
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes(b)	2.375	03/12/19	19,450	19,314,589
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.750	05/15/15	33,145	33,366,773
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	3.984	06/15/16	24,348	25,209,968
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	4.250	02/03/17	14,520	15,247,002
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	5.000	05/15/18	45,956	49,933,400
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	5.625	09/15/15	12,980	13,393,322
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	6.625	08/15/17	2,000	2,229,514
General Motors Co., Sr. Unsec’d. Notes	3.500	10/02/18	39,500	40,290,000
General Motors Financial Co., Inc., Gtd. Notes	3.250	05/15/18	6,975	6,983,719
General Motors Financial Co., Inc., Gtd. Notes	4.750	08/15/17	16,500	17,400,900
Harley-Davidson Financial Services, Inc., Gtd. Notes, 144A(b)	2.400	09/15/19	18,145	18,143,784
Harley-Davidson Financial Services, Inc., Gtd. Notes, MTN, 144A	2.700	03/15/17	12,210	12,511,038
Harley-Davidson Financial Services, Inc., Gtd. Notes, MTN, 144A	3.875	03/15/16	9,100	9,391,673
Toyota Motor Credit Corp. (Japan), Sr. Unsec’d. Notes, MTN	1.250	10/05/17	13,750	13,708,956
Volkswagen International Finance NV (Germany), Gtd. Notes, 144A	1.150	11/20/15	10,000	10,038,280
Volkswagen International Finance NV (Germany), Gtd. Notes, 144A	2.375	03/22/17	10,050	10,237,332

				383,182,200

Banking 24.0%
Ally Financial, Inc., Sr. Unsec’d. Notes	3.750	11/18/19	10,000	9,850,000
American Express Co.(b)	5.200(a)	12/31/49	2,560	2,599,916
American Express Co., Sr. Unsec’d. Notes	0.823(a)	05/22/18	2,000	1,999,938

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	17

Portfolio of Investments

as of December 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Banking (cont’d.)
American Express Co., Sr. Unsec’d. Notes	1.550%	05/22/18	8,875	$8,790,625
American Express Co., Sr. Unsec’d. Notes	7.000	03/19/18	19,920	23,046,504
American Express Credit Corp., Sr. Unsec’d. Notes	2.125	07/27/18	19,190	19,360,273
American Express Credit Corp., Sr. Unsec’d. Notes	2.250	08/15/19	8,850	8,851,416
Bank of America Corp., Jr. Sub. Notes(b)	5.125(a)	12/31/49	15,000	14,465,625
Bank of America Corp., Jr. Sub. Notes	8.125(a)	12/29/49	10,000	10,787,500
Bank of America Corp., Jr. Sub. Notes, Series K	8.000(a)	12/29/49	10,601	11,382,824
Bank of America Corp., Sr. Unsec’d. Notes	2.000	01/11/18	35,235	35,208,221
Bank of America Corp., Sr. Unsec’d. Notes	2.600	01/15/19	47,055	47,420,900
Bank of America Corp., Sr. Unsec’d. Notes	2.650	04/01/19	20,320	20,469,047
Bank of America Corp., Sr. Unsec’d. Notes	5.625	10/14/16	7,144	7,650,402
Bank of America Corp., Sr. Unsec’d. Notes	5.650	05/01/18	5,000	5,554,865
Bank of America Corp., Sr. Unsec’d. Notes(b)	5.750	12/01/17	30,860	34,097,121
Bank of America Corp., Sr. Unsec’d. Notes(b)	6.000	09/01/17	47,395	52,260,239
Bank of America Corp., Sr. Unsec’d. Notes, MTN	6.500	08/01/16	5,000	5,386,630
Bank of America Corp., Sub. Notes(b)	5.750	08/15/16	10,000	10,645,900
Bank of America NA, Sub. Notes	5.300	03/15/17	10,500	11,278,732
Bank of America NA, Sub. Notes	6.000	06/15/16	10,000	10,617,680
Bank of Tokyo-Mitsubishi UFJ Ltd. (The) (Japan), Sr. Unsec’d. Notes, 144A	2.300	03/10/19	20,200	20,091,001
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes(b)	2.500	02/20/19	6,300	6,383,702
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes(b)	2.750	11/08/19	13,315	13,233,645
BB&T Corp., Sr. Unsec’d. Notes, MTN	1.450	01/12/18	16,300	16,144,351
BB&T Corp., Sr. Unsec’d. Notes, MTN	2.050	06/19/18	4,875	4,907,121
BPCE SA (France), Gtd. Notes, MTN(b)	2.500	07/15/19	10,000	10,039,390
Branch Banking & Trust Co., Sr. Unsec’d. Notes	2.850	04/01/21	19,375	19,487,724
Capital One Bank USA NA, Sr. Unsec’d. Notes	2.150	11/21/18	3,675	3,655,817
Capital One Bank USA NA, Sr. Unsec’d. Notes(b)	2.300	06/05/19	11,125	11,038,781
Capital One Bank USA NA, Sr. Unsec’d. Notes	2.400	09/05/19	12,135	12,075,757
Capital One Bank USA NA, Sub. Notes	8.800	07/15/19	7,995	9,968,997
Capital One Financial Corp., Sr. Unsec’d. Notes	2.450	04/24/19	12,075	12,047,336
Capital One Financial Corp., Sr. Unsec’d. Notes	3.150	07/15/16	20,250	20,826,052
Capital One Financial Corp., Sr. Unsec’d. Notes	5.250	02/21/17	11,913	12,830,456
Capital One Financial Corp., Sr. Unsec’d. Notes	6.750	09/15/17	32,225	36,355,085
Citigroup, Inc., Sr. Unsec’d. Notes(b)	2.500	09/26/18	10,245	10,364,703

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Banking (cont’d.)
Citigroup, Inc., Sr. Unsec’d. Notes(b)	2.500%	07/29/19	19,810	$19,825,907
Citigroup, Inc., Sr. Unsec’d. Notes(b)	2.550	04/08/19	23,100	23,251,929
Citigroup, Inc., Sr. Unsec’d. Notes	3.953	06/15/16	88,800	92,180,705
Citigroup, Inc., Sr. Unsec’d. Notes(b)	4.450	01/10/17	29,000	30,655,407
Citigroup, Inc., Sr. Unsec’d. Notes	6.125	05/15/18	7,780	8,804,424
Citigroup, Inc., Sr. Unsec’d. Notes	8.500	05/22/19	15,000	18,691,005
Citigroup, Inc., Sub. Notes	4.875	05/07/15	9,750	9,879,334
Citigroup, Inc., Sub. Notes	5.500	02/15/17	6,000	6,449,904
Comerica, Inc., Sr. Unsec’d. Notes	2.125	05/23/19	10,000	9,933,110
Compass Bank, Sr. Unsec’d. Notes	1.850	09/29/17	13,155	13,098,894
Credit Suisse (Switzerland), Sr. Unsec’d. Notes, GMTN(b)	1.375	05/26/17	14,800	14,756,399
Credit Suisse (Switzerland), Sr. Unsec’d. Notes, GMTN(b)	2.300	05/28/19	37,895	37,829,934
Discover Bank, Sr. Unsec’d. Notes	2.000	02/21/18	28,905	28,829,674
Discover Financial Services, Sr. Unsec’d. Notes	6.450	06/12/17	4,112	4,543,291
Fifth Third Bancorp, Sr. Unsec’d. Notes(b)	2.375	04/25/19	7,620	7,654,694
Fifth Third Bancorp, Sr. Unsec’d. Notes	3.625	01/25/16	7,565	7,751,538
Fifth Third Bancorp, Sub. Notes	5.450	01/15/17	15,730	16,880,115
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes(b)	5.700(a)	12/31/49	9,925	10,039,137
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	2.375	01/22/18	55,125	55,681,707
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(b)	2.550	10/23/19	19,500	19,428,786
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(b)	2.625	01/31/19	5,000	5,030,530
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	2.900	07/19/18	16,050	16,465,374
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(b)	3.625	02/07/16	31,759	32,586,576
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.350	01/15/16	5,000	5,217,590
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(b)	5.375	03/15/20	10,000	11,206,970
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.950	01/18/18	36,835	40,922,506
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(b)	6.150	04/01/18	24,250	27,218,661

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	19

Portfolio of Investments

as of December 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Banking (cont’d.)
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN(b)	7.500%	02/15/19	25,727	$30,601,263
HSBC Bank PLC (United Kingdom), Sr. Unsec’d. Notes, 144A(b)	1.500	05/15/18	15,000	14,836,440
HSBC USA, Inc., Sr. Unsec’d. Notes	2.375	02/13/15	30	30,060
HSBC USA, Inc., Sr. Unsec’d. Notes	2.625	09/24/18	9,855	10,108,057
HSBC USA, Inc., Sub. Notes	4.875	08/24/20	12,865	14,200,233
Huntington Bancshares, Inc., Sr. Unsec’d. Notes(b)	2.600	08/02/18	13,660	13,826,051
JPMorgan Chase & Co., Jr. Sub. Notes(b)	5.000(a)	12/31/49	20,000	19,568,740
JPMorgan Chase & Co., Jr. Sub. Notes	7.900(a)	04/29/49	14,000	15,068,200
JPMorgan Chase & Co., Sr. Unsec’d. Notes(b)	1.625	05/15/18	11,184	11,061,010
JPMorgan Chase & Co., Sr. Unsec’d. Notes(b)	1.800	01/25/18	20,500	20,484,051
JPMorgan Chase & Co., Sr. Unsec’d. Notes(b)	2.000	08/15/17	8,875	8,959,401
JPMorgan Chase & Co., Sr. Unsec’d. Notes(b)	2.200	10/22/19	15,705	15,569,576
JPMorgan Chase & Co., Sr. Unsec’d. Notes(b)	3.150	07/05/16	38,725	39,806,860
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.450	03/01/16	15,000	15,396,045
JPMorgan Chase & Co., Sr. Unsec’d. Notes	6.000	01/15/18	40,000	44,753,520
JPMorgan Chase & Co., Sr. Unsec’d. Notes(b)	6.300	04/23/19	65,200	75,734,690
JPMorgan Chase & Co., Sub. Notes	5.150	10/01/15	4,600	4,727,903
KeyBank NA, Sr. Unsec’d. Notes	1.650	02/01/18	10,425	10,385,792
KeyBank NA, Sr. Unsec’d. Notes(b)	2.500	12/15/19	16,025	16,090,638
Lloyds TSB Bank PLC (United Kingdom), Bank Gtd. Notes	2.300	11/27/18	5,850	5,905,259
Lloyds TSB Bank PLC (United Kingdom), Bank Gtd. Notes(b)	4.200	03/28/17	9,975	10,549,351
Lloyds TSB Bank PLC (United Kingdom), Bank Gtd. Notes, MTN, 144A	5.800	01/13/20	24,810	28,669,071
Manufacturers & Traders Trust Co., Sr. Unsec’d. Notes	2.300	01/30/19	23,960	24,063,603
Merrill Lynch & Co, Inc., Sr. Unsec’d. Notes, MTN(b)	6.875	04/25/18	30,840	35,422,207
Merrill Lynch & Co, Inc., Sub. Notes(b)	6.050	05/16/16	12,000	12,707,112
Mizuho Bank Ltd. (Japan), Gtd. Notes, 144A	1.850	03/21/18	5,750	5,718,731
Mizuho Bank Ltd. (Japan), Gtd. Notes, 144A(b)	2.450	04/16/19	17,955	17,838,185
Morgan Stanley, Jr. Sub. Notes(b)	5.450(a)	07/29/49	17,375	17,406,275
Morgan Stanley, Sr. Unsec’d. Notes	1.875	01/05/18	17,140	17,077,268
Morgan Stanley, Sr. Unsec’d. Notes(b)	2.125	04/25/18	26,790	26,805,511
Morgan Stanley, Sr. Unsec’d. Notes(b)	3.450	11/02/15	22,000	22,429,286

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Banking (cont’d.)
Morgan Stanley, Sr. Unsec’d. Notes(b)	3.800%	04/29/16	14,000	$14,462,266
Morgan Stanley, Sr. Unsec’d. Notes	4.750	03/22/17	10,000	10,651,930
Morgan Stanley, Sr. Unsec’d. Notes	5.375	10/15/15	475	491,312
Morgan Stanley, Sr. Unsec’d. Notes, MTN(b)	2.375	07/23/19	26,670	26,571,641
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.450	01/09/17	4,550	4,885,399
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.500	01/26/20	14,765	16,612,530
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.550	04/27/17	14,875	16,145,831
Morgan Stanley, Sr. Unsec’d. Notes, MTN(b)	5.625	09/23/19	5,498	6,206,109
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.750	10/18/16	5,257	5,644,493
Morgan Stanley, Sr. Unsec’d. Notes, MTN(b)	6.250	08/28/17	11,493	12,767,160
Morgan Stanley, Sr. Unsec’d. Notes, MTN	6.625	04/01/18	25,000	28,475,875
Nordea Bank AB (Sweden), Sr. Unsec’d. Notes, 144A	3.125	03/20/17	5,400	5,594,265
PNC Bank NA, Sr. Unsec’d. Notes	2.200	01/28/19	35,425	35,443,634
PNC Bank NA, Sr. Unsec’d. Notes	2.250	07/02/19	29,850	29,804,150
PNC Funding Corp., Bank Gtd. Notes	5.250	11/15/15	7,056	7,312,845
Royal Bank of Scotland Group PLC (The) (United Kingdom), Bank Gtd. Notes	4.375	03/16/16	25,847	26,722,257
Royal Bank of Scotland Group PLC (The) (United Kingdom), Bank Gtd. Notes	4.875	03/16/15	5,000	5,038,470
Royal Bank of Scotland Group PLC (The) (United Kingdom), Sr. Unsec’d. Notes	2.550	09/18/15	4,135	4,176,400
Santander Holdings USA, Inc., Sr. Unsec’d. Notes	3.000	09/24/15	5,580	5,646,882
Santander Holdings USA, Inc., Sr. Unsec’d. Notes(b)	4.625	04/19/16	3,055	3,182,397
Skandinaviska Enskilda Banken AB (Sweden), Sr. Unsec’d. Notes, 144A	2.375	03/25/19	44,760	45,050,045
Sumitomo Mitsui Banking Corp. (Japan), Bank Gtd. Notes	1.500	01/18/18	20,270	19,964,734
Sumitomo Mitsui Banking Corp. (Japan), Bank Gtd. Notes(b)	1.800	07/18/17	19,221	19,249,005
Sumitomo Mitsui Banking Corp. (Japan), Bank Gtd. Notes	2.450	01/10/19	8,680	8,719,294
SunTrust Banks, Inc., Sr. Unsec’d. Notes	2.350	11/01/18	17,695	17,803,700
SunTrust Banks, Inc., Sr. Unsec’d. Notes	2.500	05/01/19	20,200	20,332,694
Svenska Handelsbanken AB (Sweden), Sr. Unsec’d. Notes(b)	2.500	01/25/19	5,325	5,429,476
Synchrony Financial, Sr. Unsec’d. Notes(b)	1.875	08/15/17	7,025	7,038,650

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	21

Portfolio of Investments

as of December 31, 2014 continued

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Banking (cont’d.)
Synchrony Financial, Sr. Unsec’d. Notes	3.000%	08/15/19		10,115	$10,225,688
UBS AG (Switzerland), Sr. Unsec’d. Notes, MTN(b)	2.375	08/14/19		25,410	25,408,501
Union Bank NA, Sr. Unsec’d. Notes	2.625	09/26/18		17,785	18,047,258
US Bancorp, Jr. Sub. Notes	3.442	02/01/16		10,000	10,238,730
Wachovia Bank NA, Sub. Notes	6.000	11/15/17		12,525	14,039,435
Wells Fargo & Co., Jr. Sub. Notes(b)	7.980(a)	03/29/49		17,472	19,284,720
Wells Fargo & Co., Sr. Unsec’d. Notes(b)	2.125	04/22/19		23,975	23,968,719

					2,282,425,261

Brokerage 0.6%
Charles Schwab Corp. (The), Sr. Unsec’d. Notes	2.200	07/25/18		3,950	4,000,801
Jefferies Group LLC, Sr. Unsec’d. Notes	3.875	11/09/15		4,150	4,237,694
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes(e)	5.250	02/06/12	(d)	1,520	222,300
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes(e)	5.625	01/24/13	(d)	1,000	146,250
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes(e)	6.000	07/19/12	(d)	900	131,625
Nomura Holdings, Inc. (Japan), Sr. Unsec’d. Notes, MTN	2.000	09/13/16		14,300	14,415,358
Nomura Holdings, Inc. (Japan), Sr. Unsec’d. Notes, GMTN(b)	2.750	03/19/19		32,025	32,375,770

					55,529,798

Building Materials & Construction 0.4%
D.R. Horton, Inc., Gtd. Notes(b)	3.625	02/15/18		11,000	11,137,500
Martin Marietta Materials, Inc., Sr. Unsec’d. Notes	1.357(a)	06/30/17		13,885	14,037,235
Mohawk Industries, Inc., Sr. Unsec’d. Notes	6.125	01/15/16		4,072	4,264,292
Toll Brothers Finance Corp., Gtd. Notes	4.000	12/31/18		8,050	8,090,250

					37,529,277

Cable 2.3%
British Sky Broadcasting Group PLC (United Kingdom), Gtd. Notes, 144A	2.625	09/16/19		4,900	4,901,818
British Sky Broadcasting Group PLC (United Kingdom), Gtd. Notes, 144A	6.100	02/15/18		10,000	11,129,180

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Cable (cont’d.)
Comcast Corp., Gtd. Notes	4.950%	06/15/16	11,860	$12,563,808
Comcast Corp., Gtd. Notes	5.150	03/01/20	11,603	13,140,630
Comcast Corp., Gtd. Notes	5.900	03/15/16	10,617	11,256,090
Comcast Corp., Gtd. Notes	6.500	01/15/17	8,673	9,576,787
COX Communications, Inc., Sr. Unsec’d. Notes (original cost $4,505,440; purchased 08/17/10)(c)(f)	5.500	10/01/15	4,000	4,135,388
CSC Holdings LLC, Sr. Unsec’d. Notes(b)	7.625	07/15/18	5,000	5,618,750
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	1.750	01/15/18	14,900	14,801,764
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	2.400	03/15/17	14,850	15,130,205
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	3.500	03/01/16	23,450	24,061,670
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	3.550	03/15/15	1,560	1,569,260
DISH DBS Corp., Gtd. Notes(b)	4.250	04/01/18	10,000	10,212,500
NBCUniversal Enterprise, Inc., Gtd. Notes, 144A	1.974	04/15/19	23,725	23,491,451
NBCUniversal Media LLC, Gtd. Notes	2.875	04/01/16	5,637	5,779,881
Time Warner Cable, Inc., Gtd. Notes	3.500	02/01/15	6,600	6,612,573
Time Warner Cable, Inc., Gtd. Notes	5.850	05/01/17	11,068	12,081,264
Time Warner Cable, Inc., Gtd. Notes	6.750	07/01/18	9,162	10,507,687
Time Warner Cable, Inc., Gtd. Notes	8.250	04/01/19	9,759	11,946,412
Time Warner Cable, Inc., Gtd. Notes	8.750	02/14/19	10,135	12,545,640
Videotron Ltd. (Canada), Gtd. Notes	9.125	04/15/18	869	898,329

				221,961,087

Capital Goods 2.5%
ABB Finance USA, Inc. (Switzerland), Gtd. Notes	1.625	05/08/17	8,490	8,517,974
Caterpillar Financial Services Corp., Sr. Unsec’d. Notes, MTN(b)	1.250	11/06/17	4,485	4,463,768
CNH Capital LLC, Gtd. Notes(b)	3.250	02/01/17	13,125	12,928,125
Crane Co., Sr. Unsec’d. Notes	2.750	12/15/18	9,500	9,602,476
Eaton Corp., Gtd. Notes	1.500	11/02/17	12,250	12,179,036
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $2,970,240; purchased 10/10/12)(c)(f)	1.400	04/15/16	2,975	2,981,982

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	23

Portfolio of Investments

as of December 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Capital Goods (cont’d.)
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $20,804,581; purchased 06/30/14)(c)(f)	2.350%	10/15/19	20,835	$20,679,717
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $3,519,014; purchased 03/12/12)(b)(c)(f)	2.750	03/15/17	3,520	3,613,819
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $2,046,966; purchased 07/18/13)(c)(f)	2.800	11/01/18	2,050	2,093,950
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $11,062,000; purchased 07/17/12)(c)(f)	5.600	05/01/15	10,000	10,157,080
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $815,000; purchased 05/08/09)(c)(f)	5.900	11/15/15	1,000	1,043,364
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $5,150,587; purchased 12/17/10-11/05/13)(c)(f)	6.375	10/15/17	4,461	5,008,820
Federal Express Corp., Series 2012, Pass-Through Trust, Pass-Through Certificates, 144A	2.625	01/15/18	7,727	7,794,353
General Electric Co., Sr. Unsec’d. Notes	5.250	12/06/17	6,022	6,680,277
Heathrow Funding Ltd. (United Kingdom), Sr. Sec’d. Notes, 144A	2.500	06/25/15	10,000	10,006,000
Ingersoll-Rand Global Holding Co. Ltd., Gtd. Notes	2.875	01/15/19	3,715	3,773,597
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN(b)	2.000	01/13/17	11,475	11,668,939
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A (original cost $10,035,126; purchased 09/24/12)(c)(f)	2.500	03/15/16	10,050	10,188,308
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A (original cost $6,583,156; purchased 06/12/14)(c)(f)	2.500	06/15/19	6,585	6,544,845
Penske Truck Leasing Co. LP/PTL Finance Corp., Unsec’d. Notes, 144A (original cost $8,505,755; purchased 05/08/12-05/09/12)(c)(f)	3.125	05/11/15	8,500	8,568,841

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Capital Goods (cont’d.)
Pentair Finance SA, Gtd. Notes	1.350%	12/01/15	7,750	$7,762,741
Pentair Finance SA, Gtd. Notes	1.875	09/15/17	4,100	4,095,043
Roper Industries, Inc., Sr. Unsec’d. Notes	1.850	11/15/17	6,770	6,778,226
Tyco International Finance SA, Gtd. Notes	3.375	10/15/15	358	365,095
United Parcel Service, Inc., Sr. Unsec’d. Notes(b)	5.125	04/01/19	25,400	28,536,976
Waste Management, Inc., Gtd. Notes	2.600	09/01/16	11,133	11,388,769
Waste Management, Inc., Gtd. Notes	6.375	03/11/15	1,000	1,010,300
Xylem, Inc., Sr. Unsec’d. Notes	3.550	09/20/16	20,030	20,815,036

				239,247,457

Chemicals 2.2%
Ashland, Inc., Sr. Unsec’d. Notes	3.875	04/15/18	15,000	15,150,000
Cabot Corp., Sr. Unsec’d. Notes	2.550	01/15/18	19,425	19,567,269
Dow Chemical Co. (The), Sr. Unsec’d. Notes(b)	8.550	05/15/19	15,000	18,648,690
Eastman Chemical Co.(b)	2.700	01/15/20	29,600	29,767,980
Eastman Chemical Co., Sr. Unsec’d. Notes	2.400	06/01/17	8,770	8,906,908
Eastman Chemical Co., Sr. Unsec’d. Notes	3.000	12/15/15	3,950	4,024,864
Ecolab, Inc., Sr. Unsec’d. Notes(b)	1.450	12/08/17	15,600	15,460,193
Ecolab, Inc., Sr. Unsec’d. Notes(b)	3.000	12/08/16	21,965	22,679,346
Koppers, Inc., Gtd. Notes	7.875	12/01/19	4,000	4,105,000
LyondellBasell Industries NV, Sr. Unsec’d. Notes	5.000	04/15/19	38,395	41,879,884
Monsanto Co., Sr. Unsec’d. Notes(b)	2.750	07/15/21	10,275	10,242,161
PPG Industries, Inc., Sr. Unsec’d. Notes	1.900	01/15/16	4,665	4,714,650
Rohm & Haas Co., Sr. Unsec’d. Notes	6.000	09/15/17	4,739	5,241,258
Sherwin-Williams Co. (The), Sr. Unsec’d. Notes	1.350	12/15/17	13,325	13,233,071

				213,621,274

Consumer 1.1%
ADT Corp. (The), Sr. Unsec’d. Notes	2.250	07/15/17	30,076	29,098,530
Amazon.com, Inc., Sr. Unsec’d. Notes(b)	1.200	11/29/17	21,545	21,316,451
Koninklijke Philips NV (Netherlands), Sr. Unsec’d. Notes	5.750	03/11/18	7,825	8,685,421
Mattel, Inc., Sr. Unsec’d. Notes	2.500	11/01/16	4,000	4,084,024
Newell Rubbermaid, Inc., Sr. Unsec’d. Notes	2.050	12/01/17	7,090	7,068,404
Newell Rubbermaid, Inc., Sr. Unsec’d. Notes	2.875	12/01/19	19,755	19,762,428
Western Union Co. (The), Sr. Unsec’d. Notes	2.375	12/10/15	7,750	7,821,114

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	25

Portfolio of Investments

as of December 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Consumer (cont’d.)
Whirlpool Corp., Sr. Unsec’d. Notes(b)	2.400%	03/01/19	12,725	$12,646,932

				110,483,304

Electric 3.2%
AES Corp. (The), Sr. Unsec’d. Notes(b)	8.000	10/15/17	5,000	5,612,500
American Electric Power Co, Inc., Sr. Unsec’d. Notes	1.650	12/15/17	19,295	19,299,959
CenterPoint Energy, Inc., Sr. Unsec’d. Notes	5.950	02/01/17	12,400	13,520,476
CenterPoint Energy, Inc., Sr. Unsec’d. Notes	6.850	06/01/15	5,157	5,283,058
CMS Energy Corp., Sr. Unsec’d. Notes	6.550	07/17/17	5,000	5,589,065
Commonwealth Edison Co., First Mortgage	2.150	01/15/19	5,375	5,415,151
Dayton Power & Light Co. (The), First Mortgage	1.875	09/15/16	3,450	3,488,116
Dominion Resources, Inc., Sr. Unsec’d. Notes(b)	1.950	08/15/16	10,100	10,208,504
Duke Energy Corp., Sr. Unsec’d. Notes	1.625	08/15/17	17,455	17,466,660
Duke Energy Corp., Sr. Unsec’d. Notes	2.100	06/15/18	4,350	4,389,737
Duke Energy Corp., Sr. Unsec’d. Notes	2.150	11/15/16	10,080	10,266,168
Entergy Corp., Sr. Unsec’d. Notes	3.625	09/15/15	2,500	2,535,608
Entergy Corp., Sr. Unsec’d. Notes	4.700	01/15/17	7,460	7,856,081
Entergy Texas, Inc., First Mortgage	3.600	06/01/15	2,475	2,502,653
Exelon Corp., Sr. Unsec’d. Notes	4.900	06/15/15	11,718	11,927,553
FirstEnergy Corp., Sr. Unsec’d. Notes(b)	2.750	03/15/18	10,850	10,933,860
Interstate Power & Light Co., Sr. Unsec’d. Notes	3.300	06/15/15	3,200	3,238,944
IPALCO Enterprises, Inc., Sr. Sec’d. Notes, 144A	7.250	04/01/16	7,745	8,170,975
Kentucky Power Co., Sr. Unsec’d. Notes, 144A	6.000	09/15/17	7,040	7,788,084
LG&E and KU Energy LLC, Sr. Unsec’d. Notes	2.125	11/15/15	17,800	17,956,320
Nevada Power Co., General Ref. Mortgage	5.875	01/15/15	13,350	13,367,889
NextEra Energy Capital Holdings, Inc., Gtd. Notes	1.200	06/01/15	5,480	5,490,313
NextEra Energy Capital Holdings, Inc., Gtd. Notes	2.600	09/01/15	8,300	8,386,386
Ohio Power Co., Sr. Unsec’d. Notes	6.000	06/01/16	10,366	11,064,243
Oncor Electric Delivery Co. LLC, Sr. Sec’d. Notes	6.375	01/15/15	3,000	3,004,308
Pepco Holdings, Inc., Sr. Unsec’d. Notes	2.700	10/01/15	5,100	5,161,389
PG&E Corp., Sr. Unsec’d. Notes	2.400	03/01/19	18,060	18,087,343
PSEG Power LLC, Gtd. Notes	2.450	11/15/18	2,325	2,328,704
PSEG Power LLC, Gtd. Notes	2.750	09/15/16	16,085	16,484,326
Southern Co. (The), Sr. Unsec’d. Notes	1.950	09/01/16	20,455	20,711,035
Southern Co. (The), Sr. Unsec’d. Notes	2.450	09/01/18	7,050	7,194,708
Southwestern Electric Power Co., Sr. Unsec’d. Notes	4.900	07/01/15	6,811	6,930,935

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Electric (cont’d.)
TECO Finance, Inc., Gtd. Notes	4.000%	03/15/16	4,000	$4,140,192
TECO Finance, Inc., Gtd. Notes	6.572	11/01/17	2,000	2,218,642
TransAlta Corp (Canada), Sr. Unsec’d. Notes(b)	4.750	01/15/15	3,860	3,863,455

				301,883,340

Energy - Integrated 1.0%
BP Capital Markets PLC (United Kingdom), Gtd. Notes(b)	1.375	11/06/17	12,850	12,709,935
BP Capital Markets PLC (United Kingdom), Gtd. Notes	1.375	05/10/18	25,300	24,850,900
BP Capital Markets PLC (United Kingdom), Gtd. Notes(b)	1.846	05/05/17	10,050	10,132,531
BP Capital Markets PLC (United Kingdom), Gtd. Notes, MTN	2.241	09/26/18	9,950	9,978,139
Chevron Corp., Sr. Unsec’d. Notes	1.718	06/24/18	13,445	13,512,964
Husky Energy, Inc. (Canada), Sr. Unsec’d. Notes	7.250	12/15/19	3,291	3,858,536
Shell International Finance BV (Netherlands), Gtd. Notes	1.900	08/10/18	3,350	3,361,544
Suncor Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.100	06/01/18	12,218	13,705,040

				92,109,589

Energy - Other 2.3%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.375	09/15/17	48,705	54,150,316
California Resources Corp., Gtd. Notes, 144A(b)	5.000	01/15/20	4,800	4,164,000
Cameron International Corp., Sr. Unsec’d. Notes	6.375	07/15/18	4,742	5,320,173
Devon Energy Corp., Sr. Unsec’d. Notes	2.250	12/15/18	11,900	11,857,112
Marathon Petroleum Corp., Sr. Unsec’d. Notes	3.500	03/01/16	4,300	4,406,399
Nabors Industries, Inc., Gtd. Notes	2.350	09/15/16	2,485	2,458,008
Nabors Industries, Inc., Gtd. Notes	6.150	02/15/18	15,755	16,409,888
National Oilwell Varco, Inc., Sr. Unsec’d. Notes(b)	1.350	12/01/17	5,360	5,291,172
Noble Holding International Ltd. (Switzerland), Gtd. Notes	2.500	03/15/17	3,095	2,960,798
Phillips 66, Gtd. Notes(b)	2.950	05/01/17	6,430	6,640,795
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	6.650	03/15/17	5,250	5,751,627
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	6.875	05/01/18	19,140	21,425,794

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	27

Portfolio of Investments

as of December 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Energy - Other (cont’d.)
Schlumberger Norge AS, Gtd. Notes, 144A	1.250%	08/01/17	7,430	$7,411,113
Schlumberger Norge AS, Gtd. Notes, 144A(b)	1.950	09/14/16	9,210	9,377,604
Transocean, Inc., Gtd. Notes	2.500	10/15/17	9,600	8,486,822
Transocean, Inc., Gtd. Notes	5.050	12/15/16	3,375	3,391,160
Weatherford International Ltd., Gtd. Notes	5.500	02/15/16	4,850	5,003,241
Weatherford International Ltd., Gtd. Notes(b)	6.000	03/15/18	14,700	15,692,397
Weatherford International Ltd., Gtd. Notes	6.350	06/15/17	10,350	11,064,140
Whiting Petroleum Corp., Gtd. Notes(b)	5.000	03/15/19	10,000	9,350,000
Whiting Petroleum Corp., Gtd. Notes(b)	5.750	03/15/21	10,300	9,553,250

				220,165,809

Foods 4.1%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	1.375	07/15/17	31,050	31,022,428
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	5.375	01/15/20	10,000	11,326,370
Beam, Inc., Sr. Unsec’d. Notes	1.875	05/15/17	8,465	8,499,326
Cargill, Inc., Sr. Unsec’d. Notes, 144A (original cost $8,084,286; purchased 02/21/12)(b)(c)(f)	1.900	03/01/17	8,100	8,184,523
Coca-Cola Enterprises, Inc., Sr. Unsec’d. Notes	2.125	09/15/15	10,000	10,099,900
Coca-Cola Femsa SAB de CV (Mexico), Gtd. Notes	2.375	11/26/18	25,500	25,964,355
ConAgra Foods, Inc., Sr. Unsec’d. Notes	1.900	01/25/18	13,195	13,107,095
ConAgra Foods, Inc., Sr. Unsec’d. Notes	2.100	03/15/18	9,718	9,686,485
Delhaize Group SA (Belgium), Gtd. Notes	4.125	04/10/19	15,120	15,878,298
Delhaize Group SA (Belgium), Gtd. Notes	6.500	06/15/17	11,745	12,956,450
Diageo Capital PLC (United Kingdom), Gtd. Notes	1.500	05/11/17	9,235	9,247,283
Dr. Pepper Snapple Group, Inc., Gtd. Notes	2.900	01/15/16	14,744	15,041,121
Heineken NV (Netherlands), Sr. Unsec’d. Notes, 144A(b)	1.400	10/01/17	16,325	16,230,935
Kellogg Co., Sr. Unsec’d. Notes(b)	1.750	05/17/17	4,925	4,950,768
Kraft Foods Group, Inc., Sr. Unsec’d. Notes	2.250	06/05/17	10,720	10,896,826
Kraft Foods Group, Inc., Sr. Unsec’d. Notes	6.125	08/23/18	11,431	13,070,377
Kroger Co. (The), Gtd. Notes	6.400	08/15/17	9,800	10,953,823
Kroger Co. (The), Sr. Unsec’d. Notes	2.300	01/15/19	4,125	4,124,026
Molson Coors Brewing Co., Gtd. Notes	2.000	05/01/17	10,975	11,067,322

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Foods (cont’d.)
Mondelez International, Inc., Sr. Unsec’d. Notes	4.125%	02/09/16	10,250	$10,630,818
Nabisco, Inc., Sr. Unsec’d. Notes	7.550	06/15/15	4,393	4,498,792
SABMiller Holdings, Inc. (United Kingdom), Gtd. Notes, 144A(b)	2.450	01/15/17	30,990	31,618,105
Starbucks Corp., Sr. Unsec’d. Notes	2.000	12/05/18	8,045	8,130,864
Sysco Corp., Gtd. Notes	1.450	10/02/17	8,800	8,790,320
Tyson Foods, Inc., Gtd. Notes(b)	2.650	08/15/19	13,580	13,703,714
Tyson Foods, Inc., Gtd. Notes	6.600	04/01/16	21,250	22,652,585
Wm. Wrigley Jr. Co., Sr. Unsec’d. Notes, 144A	2.000	10/20/17	7,390	7,443,311
Wm. Wrigley Jr. Co., Sr. Unsec’d. Notes, 144A	2.400	10/21/18	23,740	23,907,153
Wm. Wrigley Jr. Co., Sr. Unsec’d. Notes, 144A	2.900	10/21/19	2,550	2,582,979
Woolworths Ltd. (Australia), Gtd. Notes, 144A	2.550	09/22/15	1,766	1,787,904
Yum! Brands, Inc., Sr. Unsec’d. Notes	4.250	09/15/15	10,345	10,586,287
Yum! Brands, Inc., Sr. Unsec’d. Notes	6.250	04/15/16	5,300	5,623,989

				394,264,532

Healthcare & Pharmaceutical 7.7%
AbbVie, Inc., Sr. Unsec’d. Notes	1.750	11/06/17	39,375	39,460,562
AbbVie, Inc., Sr. Unsec’d. Notes(b)	2.000	11/06/18	15,000	14,949,675
Actavis Funding SCS, Gtd. Notes	2.450	06/15/19	6,530	6,418,644
Actavis, Inc., Sr. Unsec’d. Notes	1.875	10/01/17	18,710	18,637,480
Allergan, Inc., Sr. Unsec’d. Notes	5.750	04/01/16	15,900	16,821,755
Amgen, Inc., Sr. Unsec’d. Notes	2.125	05/15/17	26,975	27,328,912
Amgen, Inc., Sr. Unsec’d. Notes(b)	2.200	05/22/19	24,700	24,596,186
Amgen, Inc., Sr. Unsec’d. Notes(b)	2.300	06/15/16	23,775	24,150,407
Amgen, Inc., Sr. Unsec’d. Notes	6.150	06/01/18	6,000	6,829,242
AstraZeneca PLC (United Kingdom), Sr. Unsec’d. Notes	5.900	09/15/17	10,000	11,212,410
Baxter International, Inc., Sr. Unsec’d. Notes	1.850	01/15/17	6,765	6,842,026
Baxter International, Inc., Sr. Unsec’d. Notes	1.850	06/15/18	6,190	6,159,031
Bayer US Finance LLC (Germany), 144A	2.375	10/08/19	15,975	16,038,389
Becton Dickinson & Co.(b)	2.675	12/15/19	17,730	17,963,167
Cardinal Health, Inc., Sr. Unsec’d. Notes	1.700	03/15/18	9,455	9,393,883
Cardinal Health, Inc., Sr. Unsec’d. Notes	1.900	06/15/17	8,050	8,113,192
CareFusion Corp., Sr. Unsec’d. Notes	1.450	05/15/17	4,500	4,468,154
Celgene Corp., Sr. Unsec’d. Notes	1.900	08/15/17	5,555	5,574,576
Celgene Corp., Sr. Unsec’d. Notes	2.300	08/15/18	17,100	17,241,246
Celgene Corp., Sr. Unsec’d. Notes	2.450	10/15/15	6,840	6,907,087

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	29

Portfolio of Investments

as of December 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Healthcare & Pharmaceutical (cont’d.)
CR Bard, Inc., Sr. Unsec’d. Notes	1.375%	01/15/18	11,225	$11,092,803
Dignity Health	2.637	11/01/19	8,900	8,968,494
Edwards Lifesciences Corp., Sr. Unsec’d. Notes	2.875	10/15/18	10,525	10,669,571
Express Scripts Holding Co., Gtd. Notes	2.250	06/15/19	25,000	24,732,300
Express Scripts Holding Co., Gtd. Notes	2.650	02/15/17	26,467	27,062,349
Express Scripts Holding Co., Gtd. Notes	3.125	05/15/16	7,300	7,503,984
Forest Laboratories, Inc., Sr. Unsec’d. Notes, 144A	4.375	02/01/19	10,000	10,563,700
Gilead Sciences, Inc., Sr. Unsec’d. Notes(b)	2.350	02/01/20	3,690	3,709,856
Gilead Sciences, Inc., Sr. Unsec’d. Notes(b)	3.050	12/01/16	9,700	10,065,205
GlaxoSmithKline Capital PLC (United Kingdom), Gtd. Notes(b)	1.500	05/08/17	24,125	24,229,630
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	2.200	08/23/17	14,785	14,914,058
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	2.500	11/01/18	8,100	8,071,682
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	5.625	12/15/15	4,372	4,548,052
Life Technologies Corp., Sr. Unsec’d. Notes	3.500	01/15/16	14,150	14,321,272
Life Technologies Corp., Sr. Unsec’d. Notes	4.400	03/01/15	4,500	4,523,989
McKesson Corp., Sr. Unsec’d. Notes	2.284	03/15/19	24,800	24,748,218
McKesson Corp., Sr. Unsec’d. Notes	3.250	03/01/16	2,310	2,365,128
Medco Health Solutions, Inc., Gtd. Notes	2.750	09/15/15	3,355	3,399,038
Medco Health Solutions, Inc., Gtd. Notes	7.125	03/15/18	2,810	3,244,305
Medtronic, Inc., Sr. Unsec’d. Notes, 144A(b)	2.500	03/15/20	68,610	68,789,964
Merck & Co., Inc., Sr. Unsec’d. Notes	1.300	05/18/18	14,340	14,206,423
Mylan, Inc., Gtd. Notes(b)	2.600	06/24/18	7,855	7,957,626
Mylan, Inc., Sr. Unsec’d. Notes	2.550	03/28/19	3,195	3,182,731
Perrigo Co. PLC, Sr. Unsec’d. Notes	2.300	11/08/18	8,350	8,343,420
Pfizer, Inc., Sr. Unsec’d. Notes(b)	2.100	05/15/19	5,000	5,026,745
Roche Holdings, Inc. (Switzerland), Gtd. Notes, 144A(b)	2.250	09/30/19	15,000	15,095,040
Roche Holdings, Inc. (Switzerland), Gtd. Notes, 144A(b)	6.000	03/01/19	10,834	12,513,118
Sanofi (France), Sr. Unsec’d. Notes	1.250	04/10/18	8,225	8,146,501
Teva Pharmaceutical Finance Co. BV (Israel), Gtd. Notes	2.400	11/10/16	18,420	18,800,778
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	2.250	08/15/16	33,005	33,519,581

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Healthcare & Pharmaceutical (cont’d.)
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	2.400%	02/01/19	4,985	$4,992,433
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	3.200	03/01/16	6,385	6,537,442
Zoetis, Inc., Sr. Unsec’d. Notes	1.150	02/01/16	4,850	4,845,669
Zoetis, Inc., Sr. Unsec’d. Notes	1.875	02/01/18	10,650	10,554,171

				730,351,300

Healthcare Insurance 2.1%
Aetna, Inc., Sr. Unsec’d. Notes	1.500	11/15/17	3,000	2,976,597
Aetna, Inc., Sr. Unsec’d. Notes(b)	1.750	05/15/17	10,655	10,721,839
Aetna, Inc., Sr. Unsec’d. Notes	2.200	03/15/19	10,125	10,058,114
Anthen, Inc., Sr. Unsec’d. Notes(b)	1.875	01/15/18	41,195	41,183,342
Anthen, Inc., Sr. Unsec’d. Notes	2.250	08/15/19	21,715	21,497,307
Anthen, Inc., Sr. Unsec’d. Notes	2.300	07/15/18	12,975	13,046,817
Cigna Corp., Sr. Unsec’d. Notes	2.750	11/15/16	20,415	20,963,531
Coventry Health Care, Inc., Sr. Unsec’d. Notes	5.950	03/15/17	19,180	20,977,645
Humana, Inc., Sr. Unsec’d. Notes(b)	2.625	10/01/19	9,010	9,009,324
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	1.400	10/15/17	4,750	4,745,350
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	5.375	03/15/16	23,015	24,294,035
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.000	02/15/18	15,075	16,969,204

				196,443,105

Insurance 3.3%
Allied World Assurance Co. Ltd., Gtd. Notes	7.500	08/01/16	5,090	5,556,519
American International Group, Inc., Sr. Unsec’d. Notes(b)	2.300	07/16/19	29,190	29,219,715
American International Group, Inc., Sr. Unsec’d. Notes	5.050	10/01/15	5,000	5,151,720
American International Group, Inc., Sr. Unsec’d. Notes, MTN(b)	5.450	05/18/17	18,736	20,442,812
American International Group, Inc., Sr. Unsec’d. Notes, MTN	5.600	10/18/16	2,500	2,686,438
American International Group, Inc., Sr. Unsec’d. Notes, MTN	5.850	01/16/18	15,000	16,771,500
Aon Corp. (United Kingdom), Gtd. Notes	3.125	05/27/16	4,665	4,786,883
Aon Corp. (United Kingdom), Gtd. Notes	3.500	09/30/15	7,315	7,459,866
Axis Specialty Finance PLC, Gtd. Notes	2.650	04/01/19	9,160	9,183,147
Berkshire Hathaway Finance Corp., Gtd. Notes	2.900	10/15/20	25,375	26,019,068

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	31

Portfolio of Investments

as of December 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Insurance (cont’d.)
Endurance Specialty Holdings Ltd., Sr. Unsec’d. Notes	6.150%	10/15/15	4,639	$4,808,036
Hartford Financial Services Group, Inc., Sr. Unsec’d. Notes	4.000	10/15/17	7,500	7,974,203
Liberty Mutual Group, Inc., Gtd. Notes, 144A	5.000	06/01/21	10,004	10,897,377
Liberty Mutual Group, Inc., Sr. Unsec’d. Notes, 144A	6.700	08/15/16	3,135	3,399,437
Lincoln National Corp., Sr. Unsec’d. Notes	4.300	06/15/15	7,135	7,247,890
Markel Corp., Sr. Unsec’d. Notes	7.125	09/30/19	11,401	13,531,984
Marsh & McLennan Cos., Inc., Sr. Unsec’d. Notes, MTN	2.550	10/15/18	5,875	5,974,323
MetLife, Inc., Sr. Unsec’d. Notes	1.756	12/15/17	12,125	12,164,988
Metropolitan Life Global Funding I, Sec’d. Notes, 144A	1.500	01/10/18	18,310	18,195,910
Metropolitan Life Global Funding I, Sec’d. Notes, 144A(b)	2.300	04/10/19	50,000	50,189,200
New York Life Global Funding, Sec’d. Notes, 144A	2.100	01/02/19	20,570	20,643,661
Principal Financial Group, Inc., Gtd. Notes(b)	1.850	11/15/17	10,345	10,353,266
TIAA Asset Management Finance LLC, Sr. Unsec’d. Notes, 144A	2.950	11/01/19	6,090	6,101,784
Willis Group Holdings PLC, Gtd. Notes	4.125	03/15/16	4,065	4,189,604
XLIT Ltd. (Ireland), Gtd. Notes	2.300	12/15/18	8,750	8,755,723

				311,705,054

Lodging 1.8%
Carnival Corp., Gtd. Notes	1.875	12/15/17	30,705	30,475,327
Marriott International, Inc., Sr. Unsec’d. Notes	3.000	03/01/19	25,350	26,022,485
Marriott International, Inc., Sr. Unsec’d. Notes	3.375	10/15/20	4,195	4,294,757
Marriott International, Inc., Sr. Unsec’d. Notes	5.810	11/10/15	22,840	23,778,267
Marriott International, Inc., Sr. Unsec’d. Notes	6.375	06/15/17	9,400	10,398,647
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes	6.750	05/15/18	3,000	3,414,780
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes	7.150	12/01/19	10,218	12,042,618
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes	7.375	11/15/15	16,528	17,340,665
Wyndham Worldwide Corp., Sr. Unsec’d. Notes	2.500	03/01/18	7,610	7,596,994
Wyndham Worldwide Corp., Sr. Unsec’d. Notes	2.950	03/01/17	29,568	30,195,847

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Lodging (cont’d.)
Wyndham Worldwide Corp., Sr. Unsec’d. Notes	6.000%	12/01/16	6,895	$7,414,193

				172,974,580

Media & Entertainment 1.7%
21st Century Fox America, Inc., Gtd. Notes	8.000	10/17/16	30,452	34,005,109
CBS Corp., Gtd. Notes (original cost $7,687,511; purchased 06/11/12-12/16/13)(c)(f)	1.950	07/01/17	7,702	7,726,054
News America, Inc., Gtd. Notes	5.650	08/15/20	7,180	8,237,047
Thomson Reuters Corp., Sr. Unsec’d. Notes	1.300	02/23/17	8,700	8,654,386
Time Warner, Inc., Gtd. Notes	2.100	06/01/19	24,000	23,644,920
Time Warner, Inc., Gtd. Notes	3.150	07/15/15	13,200	13,384,470
Time Warner, Inc., Gtd. Notes	5.875	11/15/16	31,037	33,642,680
Viacom, Inc., Sr. Unsec’d. Notes (original cost $8,967,782; purchased 12/07/11)(b)(c)(f)	2.500	12/15/16	9,025	9,221,059
Viacom, Inc., Sr. Unsec’d. Notes (original cost $6,253,707; purchased 08/12/13)(c)(f)	2.500	09/01/18	6,290	6,345,616
Viacom, Inc., Sr. Unsec’d. Notes (original cost $4,187,197; purchased 09/24/09)(c)(f)	4.250	09/15/15	4,195	4,293,759
Viacom, Inc., Sr. Unsec’d. Notes (original cost $11,374,360; purchased 07/17/12)(c)(f)	6.250	04/30/16	9,660	10,319,797

				159,474,897

Metals 1.1%
ArcelorMittal SA (Luxembourg), Sr. Unsec’d. Notes(b)	4.250	03/01/16	6,330	6,488,250
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes(b)	2.050	09/30/18	12,950	12,998,071
FMG Resources (August 2006) Pty Ltd. (Australia), Gtd. Notes, 144A(b)	6.000	04/01/17	14,500	13,865,625
Freeport-McMoRan Copper & Gold, Inc., Gtd. Notes	2.375	03/15/18	595	588,458
Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec’d. Notes	2.150	03/01/17	11,150	11,168,353
Glencore Funding LLC (Switzerland), Gtd. Notes, 144A(b)	3.125	04/29/19	19,080	19,125,792
Rio Tinto Finance USA Ltd. (United Kingdom), Gtd. Notes	2.250	09/20/16	2,108	2,146,779

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	33

Portfolio of Investments

as of December 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Metals (cont’d.)
Rio Tinto Finance USA Ltd. (United Kingdom), Gtd. Notes	2.500%	05/20/16	4,235	$4,314,851
Rio Tinto Finance USA Ltd. (United Kingdom), Gtd. Notes	3.500	11/02/20	3,815	3,958,318
Teck Resources Ltd. (Canada), Gtd. Notes	2.500	02/01/18	12,120	11,757,600
Xstrata Finance Canada Ltd. (Switzerland), Gtd. Notes, 144A(b)	2.050	10/23/15	7,825	7,875,917
Xstrata Finance Canada Ltd. (Switzerland), Gtd. Notes, 144A	2.700	10/25/17	7,880	7,972,251
Xstrata Finance Canada Ltd. (Switzerland), Gtd. Notes, 144A	3.600	01/15/17	1,186	1,222,971

				103,483,236

Non-Captive Finance 3.3%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes, 144A(b)	2.750	05/15/17	4,850	4,753,000
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes, 144A(b)	3.750	05/15/19	7,310	7,236,900
Air Lease Corp., Sr. Unsec’d. Notes	4.500	01/15/16	4,200	4,315,500
Air Lease Corp., Sr. Unsec’d. Notes	5.625	04/01/17	2,665	2,871,538
CIT Group, Inc., Sr. Unsec’d. Notes(b)	3.875	02/19/19	20,000	19,950,000
CIT Group, Inc., Sr. Unsec’d. Notes, 144A	4.750	02/15/15	10,000	10,007,500
General Electric Capital Corp., Sr. Unsec’d. Notes	1.625	04/02/18	30,000	30,045,870
General Electric Capital Corp., Sr. Unsec’d. Notes, GMTN(b)	2.300	01/14/19	10,325	10,489,766
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN(b)	1.000	01/08/16	29,875	29,983,745
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	1.500	07/12/16	29,675	29,981,810
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	1.600	11/20/17	9,500	9,558,368
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	2.300	04/27/17	25,350	25,964,737
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	5.625	05/01/18	37,626	42,337,979

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Non-Captive Finance (cont’d.)
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	6.000%	08/07/19	10,000	$11,631,730
International Lease Finance Corp., Sr. Unsec’d. Notes	3.875	04/15/18	16,644	16,644,000
International Lease Finance Corp., Sr. Unsec’d. Notes(b)	5.750	05/15/16	3,750	3,890,625
NYSE Euronext, Gtd. Notes	2.000	10/05/17	19,880	20,049,417
SLM Corp., Sr. Unsec’d. Notes, MTN(b)	3.875	09/10/15	6,950	7,002,125
SLM Corp., Sr. Unsec’d. Notes, MTN(b)	5.000	04/15/15	12,310	12,402,325
SLM Corp., Sr. Unsec’d. Notes, MTN	6.000	01/25/17	9,565	10,019,338
SLM Corp., Sr. Unsec’d. Notes, MTN(b)	6.250	01/25/16	3,490	3,629,600

				312,765,873

Paper 0.9%
Domtar Corp., Gtd. Notes	7.125	08/15/15	8,085	8,349,606
Georgia-Pacific LLC, Sr. Unsec’d. Notes (original cost $3,485,580; purchased 06/05/12)(c)(f)	7.700	06/15/15	3,000	3,086,922
International Paper Co., Sr. Unsec’d. Notes	5.250	04/01/16	4,500	4,728,096
International Paper Co., Sr. Unsec’d. Notes	7.950	06/15/18	34,026	40,113,728
International Paper Co., Sr. Unsec’d. Notes	9.375	05/15/19	8,295	10,588,991
Rock-Tenn Co., Gtd. Notes	4.450	03/01/19	12,675	13,491,612
Weyerhaeuser Co., Sr. Unsec’d. Notes(b)	7.375	10/01/19	7,607	9,075,318

				89,434,273

Pipelines & Other 1.9%
Buckeye Partners LP, Sr. Unsec’d. Notes	2.650	11/15/18	5,610	5,525,485
DCP Midstream LLC, Sr. Unsec’d. Notes, 144A	5.350	03/15/20	10,000	10,466,370
DCP Midstream Operating LP, Gtd. Notes	2.500	12/01/17	8,990	8,979,670
DCP Midstream Operating LP, Gtd. Notes	2.700	04/01/19	4,560	4,463,761
El Paso Pipeline Partners Operating Co. LLC, Gtd. Notes	6.500	04/01/20	5,000	5,653,900
Enable Midstream Partners LP, Gtd. Notes, 144A	2.400	05/15/19	6,545	6,365,680
Enterprise Products Operating LLC(b)	2.550	10/15/19	14,680	14,532,202
Enterprise Products Operating LLC, Gtd. Notes	1.250	08/13/15	5,575	5,589,729
Enterprise Products Operating LLC, Gtd. Notes	3.200	02/01/16	2,190	2,241,864
Enterprise Products Operating LLC, Gtd. Notes	3.700	06/01/15	2,400	2,427,274
Enterprise Products Operating LLC, Gtd. Notes	6.650	04/15/18	3,400	3,883,973

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	35

Portfolio of Investments

as of December 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Pipelines & Other (cont’d.)
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	2.650%	02/01/19	8,300	$8,178,098
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	3.500	03/01/16	10,061	10,267,904
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	5.625	02/15/15	3,600	3,618,472
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	6.000	02/01/17	4,900	5,293,142
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	5.650	10/15/16	3,990	4,289,270
ONEOK Partners LP, Gtd. Notes	2.000	10/01/17	13,030	12,957,253
ONEOK Partners LP, Gtd. Notes	3.200	09/15/18	9,185	9,309,255
Sempra Energy, Sr. Unsec’d. Notes	2.300	04/01/17	12,390	12,617,778
Spectra Energy Partners LP, Sr. Unsec’d. Notes	2.950	09/25/18	14,115	14,445,220
Western Gas Partners LP, Sr. Unsec’d. Notes	2.600	08/15/18	5,985	6,005,840
Williams Partners LP, Sr. Unsec’d. Notes	3.800	02/15/15	8,300	8,323,713
Williams Partners LP, Sr. Unsec’d. Notes	5.250	03/15/20	12,042	13,071,928
Williams Partners LP/Williams Partners Finance Corp., Sr. Unsec’d. Notes	7.250	02/01/17	1,000	1,102,219

				179,610,000

Railroads 0.5%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	6.875	02/15/16	2,000	2,124,968
CSX Corp., Sr. Unsec’d. Notes	6.250	04/01/15	652	660,788
CSX Corp., Sr. Unsec’d. Notes	6.250	03/15/18	11,608	13,182,439
CSX Corp., Sr. Unsec’d. Notes	7.375	02/01/19	15,175	18,172,290
Norfolk Southern Corp., Sr. Unsec’d. Notes	7.700	05/15/17	6,810	7,780,970
Union Pacific Corp., Sr. Unsec’d. Notes	2.250	02/15/19	3,900	3,949,655

				45,871,110

Real Estate Investment Trusts 1.5%
Duke Realty LP, Gtd. Notes	7.375	02/15/15	4,535	4,567,870
ERP Operating LP, Sr. Unsec’d. Notes	2.375	07/01/19	11,370	11,321,405
Government Properties Income Trust, Sr. Unsec’d. Notes	3.750	08/15/19	5,100	5,177,255
Kilroy Realty LP, Gtd. Notes	5.000	11/03/15	2,675	2,757,377
Kimco Realty Corp., Sr. Unsec’d. Notes	5.700	05/01/17	3,235	3,523,277
Mack-Cali Realty LP, Sr. Unsec’d. Notes	2.500	12/15/17	13,340	13,393,280

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (cont’d.)
Realty Income Corp., Sr. Unsec’d. Notes	2.000%	01/31/18	7,800	$7,814,375
Realty Income Corp., Sr. Unsec’d. Notes	5.500	11/15/15	6,500	6,747,676
Realty Income Corp., Sr. Unsec’d. Notes	5.950	09/15/16	1,700	1,833,246
Scentre Group Trust 1/Scentre Group Trust 2 (Australia), 144A(b)	2.375	11/05/19	9,100	9,033,597
Simon Property Group LP, Sr. Unsec’d. Notes(b)	2.200	02/01/19	22,200	22,316,927
Simon Property Group LP, Sr. Unsec’d. Notes	2.800	01/30/17	1,685	1,735,132
Simon Property Group LP, Sr. Unsec’d. Notes	6.125	05/30/18	2,774	3,157,070
Simon Property Group LP, Sr. Unsec’d. Notes, 144A	1.500	02/01/18	11,910	11,834,491
Ventas Realty LP/Ventas Capital Corp., Gtd. Notes	2.000	02/15/18	8,035	8,042,095
Vornado Realty LP, Sr. Unsec’d. Notes	2.500	06/30/19	13,815	13,695,321
WEA Finance LLC/Westfield Uk & Europe Finance PLC (Australia), Gtd. Notes, 144A	1.750	09/15/17	16,900	16,809,044

				143,759,438

Retailers 1.8%
AutoZone, Inc., Sr. Unsec’d. Notes	5.500	11/15/15	7,400	7,700,307
AutoZone, Inc., Sr. Unsec’d. Notes	5.750	01/15/15	13,024	13,042,182
Costco Wholesale Corp., Sr. Unsec’d. Notes	1.125	12/15/17	10	9,935
CVS Health Corp., Sr. Unsec’d. Notes	2.250	12/05/18	34,250	34,556,640
CVS Health Corp., Sr. Unsec’d. Notes(b)	2.250	08/12/19	20,350	20,264,998
CVS Health Corp., Sr. Unsec’d. Notes	3.250	05/18/15	7,500	7,572,248
Dollar General Corp., Sr. Unsec’d. Notes	1.875	04/15/18	26,920	26,012,554
Macy’s Retail Holdings, Inc., Gtd. Notes	5.900	12/01/16	8,844	9,595,943
Target Corp., Sr. Unsec’d. Notes(b)	2.300	06/26/19	5,000	5,061,500
VF Corp., Sr. Unsec’d. Notes	5.950	11/01/17	15,915	17,919,797
Walgreen Co., Sr. Unsec’d. Notes	1.800	09/15/17	8,760	8,764,301
Walgreens Boots Alliance, Inc.	1.750	11/17/17	5,755	5,769,249
Walgreens Boots Alliance, Inc.	2.700	11/18/19	11,240	11,297,189

				167,566,843

Technology 3.7%
Apple, Inc., Sr. Unsec’d. Notes(b)	1.000	05/03/18	17,600	17,338,816
Apple, Inc., Sr. Unsec’d. Notes(b)	2.850	05/06/21	33,785	34,560,670
Arrow Electronics, Inc., Sr. Unsec’d. Notes	3.000	03/01/18	5,425	5,562,996
Arrow Electronics, Inc., Sr. Unsec’d. Notes	3.375	11/01/15	1,625	1,654,296

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	37

Portfolio of Investments

as of December 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Technology (cont’d.)
Brightstar Corp., Gtd. Notes, 144A (original cost $10,226,750; purchased 06/24/14)(c)(f)	9.500%	12/01/16	9,500	$9,963,125
CA, Inc., Sr. Unsec’d. Notes	2.875	08/15/18	7,865	7,997,156
Cisco Systems, Inc., Sr. Unsec’d. Notes	2.125	03/01/19	9,715	9,760,709
EMC Corp., Sr. Unsec’d. Notes	1.875	06/01/18	32,460	32,349,669
Fidelity National Information Services, Inc., Gtd. Notes	1.450	06/05/17	2,090	2,078,294
Fidelity National Information Services, Inc., Gtd. Notes	2.000	04/15/18	7,500	7,459,493
Fiserv, Inc., Gtd. Notes	3.125	10/01/15	1,670	1,698,762
Fiserv, Inc., Gtd. Notes	3.125	06/15/16	34,775	35,703,353
Hewlett-Packard Co., Sr. Unsec’d. Notes	2.350	03/15/15	15,000	15,046,710
Hewlett-Packard Co., Sr. Unsec’d. Notes	2.600	09/15/17	14,150	14,415,652
Hewlett-Packard Co., Sr. Unsec’d. Notes	2.750	01/14/19	17,058	17,079,800
Hewlett-Packard Co., Sr. Unsec’d. Notes	3.300	12/09/16	8,126	8,391,923
Intuit, Inc., Sr. Unsec’d. Notes(b)	5.750	03/15/17	4,537	4,986,190
KLA-Tencor Corp., Sr. Unsec’d. Notes	2.375	11/01/17	3,345	3,362,621
KLA-Tencor Corp., Sr. Unsec’d. Notes(b)	3.375	11/01/19	5,000	5,094,150
Maxim Integrated Products, Inc., Sr. Unsec’d. Notes	2.500	11/15/18	13,825	13,793,880
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A(b)	3.750	06/01/18	4,825	4,825,000
Oracle Corp., Sr. Unsec’d. Notes(b)	2.375	01/15/19	57,340	58,332,211
Oracle Corp., Sr. Unsec’d. Notes	2.800	07/08/21	2,690	2,723,456
Seagate HDD Cayman, Gtd. Notes, 144A	3.750	11/15/18	13,195	13,541,369
Tyco Electronics Group SA (Switzerland), Gtd. Notes	1.600	02/03/15	4,710	4,710,104
Tyco Electronics Group SA (Switzerland), Gtd. Notes	2.350	08/01/19	3,455	3,451,835
Xerox Corp., Sr. Unsec’d. Notes	2.950	03/15/17	2,010	2,065,293
Xerox Corp., Sr. Unsec’d. Notes	4.250	02/15/15	16,135	16,198,749

				354,146,282

Telecommunications 7.0%
America Movil SAB de CV (Mexico), Gtd. Notes	2.375	09/08/16	24,770	25,109,844
America Movil SAB de CV (Mexico), Gtd. Notes	3.625	03/30/15	7,200	7,240,824
America Movil SAB de CV (Mexico), Gtd. Notes(b)	5.000	03/30/20	11,400	12,571,236

See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
America Movil SAB de CV (Mexico), Gtd. Notes	5.750%	01/15/15	2,600	$2,601,300
AT&T, Inc., Sr. Unsec’d. Notes(b)	1.400	12/01/17	9,590	9,493,774
AT&T, Inc., Sr. Unsec’d. Notes	1.600	02/15/17	27,100	27,155,392
AT&T, Inc., Sr. Unsec’d. Notes(b)	2.300	03/11/19	25,000	24,973,775
AT&T, Inc., Sr. Unsec’d. Notes	2.400	08/15/16	16,925	17,267,308
AT&T, Inc., Sr. Unsec’d. Notes	2.500	08/15/15	20,676	20,899,218
AT&T, Inc., Sr. Unsec’d. Notes	2.950	05/15/16	15,420	15,809,309
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	2.000	06/22/15	18,705	18,818,278
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes(b)	2.350	02/14/19	6,800	6,790,235
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	5.950	01/15/18	33,835	37,732,420
CC Holdings GS V LLC/Crown Castle GS III Corp., Sr. Sec’d. Notes	2.381	12/15/17	15,090	15,223,803
CenturyLink, Inc., Sr. Unsec’d. Notes	5.000	02/15/15	9,190	9,224,463
CenturyLink, Inc., Sr. Unsec’d. Notes	5.150	06/15/17	10,450	10,946,375
Deutsche Telekom International Finance BV (Germany), Gtd. Notes, 144A	2.250	03/06/17	20,425	20,747,613
Deutsche Telekom International Finance BV (Germany), Gtd. Notes, 144A(b)	3.125	04/11/16	8,800	9,019,358
Embarq Corp., Sr. Unsec’d. Notes (original cost $9,496,667; purchased 02/13/12)(c)(f)	7.082	06/01/16	8,480	9,138,184
Nippon Telegraph & Telephone Corp. (Japan), General Ref. Mortgage	1.400	07/18/17	8,720	8,694,398
Orange SA (France), Sr. Unsec’d. Notes	2.125	09/16/15	4,360	4,396,349
Orange SA (France), Sr. Unsec’d. Notes	2.750	09/14/16	10,225	10,448,999
Orange SA (France), Sr. Unsec’d. Notes(b)	2.750	02/06/19	21,115	21,507,190
Orange SA (France), Sr. Unsec’d. Notes(b)	5.375	07/08/19	4,828	5,420,526
Qwest Corp., Sr. Unsec’d. Notes	6.500	06/01/17	8,500	9,292,880
Qwest Corp., Sr. Unsec’d. Notes	8.375	05/01/16	8,679	9,397,586
Sprint Communications, Inc., Gtd. Notes, 144A	9.000	11/15/18	7,000	7,961,800
Telefonica Emisiones SAU (Spain), Gtd. Notes	3.192	04/27/18	28,700	29,513,329
Telefonica Emisiones SAU (Spain), Gtd. Notes	4.949	01/15/15	4,740	4,744,451
Telefonos de Mexico Sab de CV (Mexico), Gtd. Notes(b)	5.500	11/15/19	8,700	9,734,865
Verizon Communications, Inc., Sr. Unsec’d. Notes	1.100	11/01/17	13,100	12,901,928

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	39

Portfolio of Investments

as of December 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Verizon Communications, Inc., Sr. Unsec’d. Notes	2.000%	11/01/16	39,575	$40,155,288
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.500	09/15/20	15,000	16,286,355
Verizon Communications, Inc., Sr. Unsec’d. Notes	6.350	04/01/19	30,000	34,762,890
Verizon Communications, Inc., Sr. Unsec’d. Notes, 144A	2.625	02/21/20	76,469	75,594,730
Vodafone Group PLC (United Kingdom), Sr. Unsec’d. Notes	1.250	09/26/17	24,270	23,960,800
Vodafone Group PLC (United Kingdom), Sr. Unsec’d. Notes(b)	1.500	02/19/18	12,000	11,784,828
Vodafone Group PLC (United Kingdom), Sr. Unsec’d. Notes	1.625	03/20/17	24,750	24,738,640

				662,060,541

Tobacco 1.6%
Altria Group, Inc., Gtd. Notes(b)	4.125	09/11/15	5,430	5,553,429
Altria Group, Inc., Gtd. Notes	9.250	08/06/19	5,353	6,879,901
Altria Group, Inc., Gtd. Notes	9.700	11/10/18	4,906	6,229,678
Imperial Tobacco Finance PLC (United Kingdom), Gtd. Notes, 144A	2.050	02/11/18	26,140	25,993,538
Lorillard Tobacco Co., Gtd. Notes(b)	2.300	08/21/17	11,600	11,674,054
Lorillard Tobacco Co., Gtd. Notes(b)	3.500	08/04/16	16,264	16,743,235
Lorillard Tobacco Co., Gtd. Notes	6.875	05/01/20	9,285	10,936,588
Philip Morris International, Inc., Sr. Unsec’d. Notes	1.125	08/21/17	23,615	23,515,557
Philip Morris International, Inc., Sr. Unsec’d. Notes	1.875	01/15/19	22,900	22,761,089
Reynolds American, Inc., Gtd. Notes	1.050	10/30/15	6,800	6,807,405
Reynolds American, Inc., Gtd. Notes	6.750	06/15/17	10,400	11,584,903

				148,679,377

TOTAL CORPORATE BONDS (cost $8,433,929,952)				8,487,614,876

FOREIGN AGENCIES 1.6%
CNOOC Finance 2013 Ltd. (China), Gtd. Notes	1.750	05/09/18	8,450	8,314,783

See Notes to Financial Statements.

40

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

FOREIGN AGENCIES (Continued)
Electricite de France SA (France), Sr. Unsec’d. Notes, 144A(b)	2.150%	01/22/19	12,900	$12,931,760
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	4.125	09/09/15	11,000	11,236,093
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	5.875	01/14/15	5,000	5,005,855
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	4.300	11/12/15	6,000	5,850,000
Korea Development Bank (The) (South Korea), Sr. Unsec’d. Notes	3.875	05/04/17	9,500	9,936,905
Korea Development Bank (The) (South Korea), Sr. Unsec’d. Notes	4.375	08/10/15	5,800	5,920,739
Petrobras Global Finance BV (Brazil), Gtd. Notes	2.000	05/20/16	15,595	14,895,564
Petrobras International Finance Co. (Brazil), Gtd. Notes	3.500	02/06/17	6,460	6,168,718
Petrobras International Finance Co. (Brazil), Gtd. Notes(b)	3.875	01/27/16	4,100	4,023,330
Petroleos Mexicanos (Mexico), Gtd. Notes	8.000	05/03/19	4,000	4,730,000
Sinopec Group Overseas Development 2014 Ltd. (China), Gtd. Notes, 144A	1.750	04/10/17	46,030	45,810,437
Statoil ASA (Norway), Gtd. Notes	1.950	11/08/18	11,575	11,572,257

TOTAL FOREIGN AGENCIES (cost $147,055,936)				146,396,441

MUNICIPAL BONDS 0.4%

California 0.1%
Catholic Health Initiatives, Sec’d. Notes	1.600	11/01/17	2,100	2,091,438
Catholic Health Initiatives, Unsec’d. Notes	2.600	08/01/18	5,270	5,338,884

				7,430,322

Illinois 0.3%
State of Illinois, GO	4.421	01/01/15	32,070	32,070,000

TOTAL MUNICIPAL BONDS (cost $39,437,957)				39,500,322

SOVEREIGN BOND 0.1%
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN (cost $8,595,977)	5.950	03/19/19	7,556	8,549,614

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	41

Portfolio of Investments

as of December 31, 2014 continued

Description	Shares	Value (Note 1)

PREFERRED STOCK

Banking
Citigroup Capital XIII, 7.875% (Capital Security, fixed to floating preferred)(a) (cost $3,342,000)	132,000	$3,508,560

TOTAL LONG-TERM INVESTMENTS (cost $9,240,150,219)		9,279,121,779

SHORT-TERM INVESTMENT 8.5%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $807,789,341; includes $651,535,246 of cash collateral for securities on loan)(Note 3)(g)(h)	807,789,341	807,789,341

TOTAL INVESTMENTS 106.2% (cost $10,047,939,560; Note 5)		10,086,911,120
Liabilities in excess of other assets(i) (6.2)%		(585,265,127)

NET ASSETS 100.0%		$9,501,645,993

The following abbreviations used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

GMTN—Global Medium Term Note

GO—General Obligation

MTN—Medium Term Note

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2014.
(b)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $636,837,515; cash collateral of $651,535,246 (included with liabilities) was received with which the Fund purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(c)	Indicates a security or securities that have been deemed illiquid.
(d)	Security is post-maturity.
(e)	Represents issuer in default on interest payments and or principal payment; non-income producing security.
(f)	Indicates a restricted security; the aggregate cost of the restricted securities is $145,761,705. The aggregate value, $143,295,153, is approximately 1.5% of net assets.
(g)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(h)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

See Notes to Financial Statements.

42

(i)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
	Long Position:
4,383	2 Year U.S. Treasury Notes	Mar. 2015	$959,389,300	$958,096,406	$(1,292,894)

	Short Positions:
2,855	5 Year U.S. Treasury Notes	Mar. 2015	340,524,600	339,544,258	980,342
1,853	10 Year U.S. Treasury Notes	Mar. 2015	234,070,919	234,954,609	(883,690)

					96,652

					$(1,196,242)

(1)	Cash of $4,220,000 has been segregated with JPMorgan Chase to cover requirements for open futures contracts as of December 31, 2014.

Credit default swap agreements outstanding at December 31, 2014:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2014(2)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on corporate issues—Sell Protection(1):
Berkshire Hathaway, Inc.	03/20/15	1.000%	10,000	0.083%	$23,441	$(188,735)	$212,176	Deutsche Bank AG
Berkshire Hathaway, Inc.	03/20/15	1.000%	10,000	0.083%	23,441	(177,792)	201,233	Goldman Sachs & Co.
Berkshire Hathaway, Inc.	03/20/17	1.000%	15,000	0.222%	264,359	(359,547)	623,906	Credit Suisse First Boston Corp.

					$311,241	$(726,074)	$1,037,315

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	43

Portfolio of Investments

as of December 31, 2014 continued

(1)	If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

44

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Commercial Mortgage-Backed Securities	$—	$593,551,966	$—
Corporate Bonds	—	8,385,998,920	101,615,956
Foreign Agencies	—	146,396,441	—
Municipal Bonds	—	39,500,322	—
Sovereign Bond	—	8,549,614	—
Preferred Stock	3,508,560	—	—
Affiliated Money Market Mutual Fund	807,789,341	—	—
Other Financial Instruments*
Futures Contracts	(1,196,242)	—	—
Over-the-counter credit default swaps	—	311,241	—

Total	$810,101,659	$9,174,308,504	$101,615,956

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds	Credit Default Swaps
Balance as of 12/31/13	$73,324,299	$(1,745)
Realized gain (loss)	—	—	**
Change in unrealized appreciation (depreciation)***	(151,528)	1,745
Purchases	31,454,859	—
Sales	(8,691,860)	—
Accrued discount/premium	—	—
Transfers into Level 3	5,680,186	—
Transfers out of Level 3	—	—

Balance as of 12/31/14	$101,615,956	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.
**	The realized loss incurred during the period for other financial instruments was $(1,769).
***	Of which, $(151,528) was included in Net Assets relating to securities held at the year end.

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, 1 Corporate Bond transferred into Level 3 as a result of being valued using a single broker quote.

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	45

Portfolio of Investments

as of December 31, 2014 continued

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board of Directors, which contain unobservable inputs. Such methodologies include, but not limited to, using prices provided by a single broker/dealer, the cost of the investment and prices of any recent transactions or bids/offers for such securities or any comparable securities.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 was as follows (Unaudited):

Banking	24.0%
Affiliated Money Market Mutual Fund (including 6.9% of collateral for securities on loan)	8.5
Healthcare & Pharmaceutical	7.7
Telecommunications	7.0
Commercial Mortgage-Backed Securities	6.3
Foods	4.1
Automotive	4.0
Technology	3.7
Insurance	3.3
Non-Captive Finance	3.3
Electric	3.2
Capital Goods	2.5
Cable	2.3
Energy - Other	2.3
Chemicals	2.2
Healthcare Insurance	2.1
Pipelines & Other	1.9
Lodging	1.8
Retailers	1.8
Media & Entertainment	1.7%
Foreign Agencies	1.6
Tobacco	1.6
Real Estate Investment Trusts	1.5
Airlines	1.1
Consumer	1.1
Metals	1.1
Energy - Integrated	1.0
Paper	0.9
Aerospace & Defense	0.6
Brokerage	0.6
Railroads	0.5
Building Materials & Construction	0.4
Municipal Bonds	0.4
Sovereign Bond	0.1

106.2
Liabilities in excess of other assets	(6.2)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk and interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the of summary below.

See Notes to Financial Statements.

46

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Unrealized appreciation on over-the-counter swap agreements	$1,037,315		—	$—
Credit contracts	—	—		Premium received for swap agreements	726,074
Interest rate contracts	Due from/to broker—variation margin futures	980,342	*	Due from/to broker—variation margin futures	2,176,584	*

Total		$2,017,657			$2,902,658

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Total
Credit contracts	$—	$(1,456,351)	$(1,456,351)
Interest rate contracts	(12,190,223)	—	(12,190,223)

Total	$(12,190,223)	$(1,456,351)	$(13,646,574)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Total
Credit contracts	$—	$645,964	$645,964
Interest rate contracts	(11,743,650)	—	(11,743,650)

Total	$(11,743,650)	$645,964	$(11,097,686)

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	47

Portfolio of Investments

as of December 31, 2014 continued

For the year ended December 31, 2014, the Fund’s average volume of derivative activities is as follows:

Futures Long Position (Value at Trade Date)	Futures Short Position (Value at Trade Date)
$1,027,256,591	$719,999,572
Credit Default Swaps as Buyer (Notional Amount in USD (000))	Credit Default Swaps as Writer (Notional Amount in USD (000))
$8,548	$43,400

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received(3)	Net Amount
Credit Suisse First Boston Corp.	$623,906	$(359,547)	$—	$264,359
Deutsche Bank AG	212,176	(188,735)	—	23,441
Goldman Sachs & Co.	201,233	(177,792)	(243,831)	—

	$1,037,315

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged(3)	Net Amount
Credit Suisse First Boston Corp.	$(359,547)	$359,547	$—	$—
Deutsche Bank AG	(188,735)	188,735	—	—
Goldman Sachs & Co.	(177,792)	177,792	—	—

	$(726,074)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.
(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.
(3)	Amounts shown reflect actual collateral received or pledged by the Fund. Such amounts are applied up to 100% of the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

48

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • December 31, 2014

Prudential Short-Term Corporate Bond Fund, Inc.

Statement of Assets & Liabilities

as of December 31, 2014

Assets
Investments at value, including securities on loan of $636,837,515:
Unaffiliated investments (cost $9,240,150,219)	$9,279,121,779
Affiliated investments (cost $807,789,341)	807,789,341
Cash	1,129,442
Deposit with broker	4,220,000
Dividends and interest receivable	80,063,884
Receivable for Fund shares sold	54,934,906
Unrealized appreciation on over-the-counter swap agreements	1,037,315
Tax reclaim receivable	116,090
Prepaid expenses	269,920

Total assets	10,228,682,677

Liabilities
Payable to broker for collateral for securities on loan	651,535,246
Payable for Fund shares reacquired	45,494,269
Dividends payable	20,921,109
Management fee payable	3,250,381
Accrued expenses	2,294,117
Distribution fee payable	2,059,056
Premium received for swap agreements	726,074
Due to broker—variation margin futures	700,843
Affiliated transfer agent fee payable	52,098
Deferred directors’ fees	3,491

Total liabilities	727,036,684

Net Assets	$9,501,645,993

Net assets were comprised of:
Common stock, at par	$8,476,685
Paid-in capital in excess of par	9,664,937,744

9,673,414,429
Undistributed net investment income	1,294,614
Accumulated net realized loss on investment transactions	(211,877,259)
Net unrealized appreciation on investments	38,814,209

Net assets, December 31, 2014	$9,501,645,993

See Notes to Financial Statements.

50

Class A
Net asset value and redemption price per share ($2,194,768,169 ÷ 196,073,694 shares of common stock issued and outstanding)	$11.19
Maximum sales charge (3.25% of offering price)	0.38

Maximum offering price to public	$11.57

Class B
Net asset value, offering price and redemption price per share ($41,808,093 ÷ 3,735,067 shares of common stock issued and outstanding)	$11.19

Class C
Net asset value, offering price and redemption price per share ($1,744,747,942 ÷ 155,863,142 shares of common stock issued and outstanding)	$11.19

Class Q
Net asset value, offering price and redemption price per share ($89,603,773 ÷ 7,978,590 shares of common stock issued and outstanding)	$11.23

Class R
Net asset value, offering price and redemption price per share ($142,495,732 ÷ 12,729,500 shares of common stock issued and outstanding)	$11.19

Class Z
Net asset value, offering price and redemption price per share ($5,288,222,284 ÷ 471,288,517 shares of common stock issued and outstanding)	$11.22

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	51

Statement of Operations

Year Ended December 31, 2014

Net Investment Income
Income
Interest income (net of foreign withholding taxes of $94,278)	$245,219,008
Affiliated income from securities loaned, net	751,448
Unaffiliated dividend income	259,876
Affiliated dividend income	137,799

Total income	246,368,131

Expenses
Management fee	38,391,092
Distribution fee—Class A	8,059,973
Distribution fee—Class B	510,233
Distribution fee—Class C	18,612,882
Distribution fee—Class R	970,560
Transfer agent’s fees and expenses (including affiliated expense of $464,000)	9,930,000
Custodian’s fees and expenses	943,000
Shareholders’ reports	538,000
Registration fees	370,000
Directors’ fees	228,000
Insurance expenses	131,000
Legal fees and expenses	77,000
Audit fee	34,000
Commitment fee	9,000
Miscellaneous	34,081

Total expenses	78,838,821
Less: Distribution fee waiver—Class A	(1,343,329)
Distribution fee waiver—Class R	(323,520)

Net expenses	77,171,972

Net investment income	169,196,159

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	39,434,189
Futures transactions	(12,190,223)
Swap agreement transactions	(1,456,351)

25,787,615

Net change in unrealized appreciation (depreciation) on:
Investments	(51,502,179)
Futures	(11,743,650)
Swap agreements	645,964

(62,599,865)

Net loss on investment transactions	(36,812,250)

Net Increase In Net Assets Resulting From Operations	$132,383,909

See Notes to Financial Statements.

52

Statement of Changes in Net Assets

	Year Ended December 31,
	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income	$169,196,159	$176,104,840
Net realized gain on investment transactions	25,787,615	65,856,102
Net change in unrealized appreciation (depreciation) on investments	(62,599,865)	(165,433,160)

Net increase in net assets resulting from operations	132,383,909	76,527,782

Dividends from net investment income (Note 1)
Class A	(71,524,866)	(78,909,212)
Class B	(977,127)	(1,290,312)
Class C	(35,581,449)	(45,668,550)
Class Q	(1,308,622)	(2,231,911)
Class R	(3,114,134)	(2,088,266)
Class Z	(140,238,911)	(139,953,844)

	(252,745,109)	(270,142,095)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	3,631,640,808	4,647,903,752
Net asset value of shares issued in reinvestment of dividends and distributions	176,531,205	182,081,852
Cost of shares reacquired	(3,507,641,113)	(4,766,116,399)

Net increase in net assets from Fund share transactions	300,530,900	63,869,205

Total increase (decrease)	180,169,700	(129,745,108)

Net Assets:
Beginning of year	9,321,476,293	9,451,221,401

End of year(a)	$9,501,645,993	$9,321,476,293

(a) Includes undistributed net investment income of:	$1,294,614	$186,053

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	53

Notes to Financial Statements

Prudential Short-Term Corporate Bond Fund, Inc. (the “Fund”), is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Fund’s investment objective is high current income consistent with the preservation of principal.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

54

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by

Prudential Short-Term Corporate Bond Fund, Inc.	55

Notes to Financial Statements

continued

the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

56

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet its obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

The Fund invested in financial futures contracts in order to gain market exposure to certain sectors and for yield curve and duration management. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into credit default swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange-traded”). Swap agreements are valued daily at current market

Prudential Short-Term Corporate Bond Fund, Inc.	57

Notes to Financial Statements

continued

value and any change in value is included in the net unrealized appreciation or depreciation on investments. Exchange-traded swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Credit Default Swaps: Credit default swaps (“CDS”) involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swaps to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit

58

event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Portfolio of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a sub-adviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements,

Prudential Short-Term Corporate Bond Fund, Inc.	59

Notes to Financial Statements

continued

events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Portfolio of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Portfolio of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2014, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts

60

reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income monthly and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net

Prudential Short-Term Corporate Bond Fund, Inc.	61

Notes to Financial Statements

continued

investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign interest are recorded, net of reclaim amounts, at the time the related income is earned.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other cost and expenses.

The management fee paid to PI is computed daily and payable monthly. The management fee rate for the Fund prior to July 1, 2014 was 0.40% of the average daily net assets of the Fund. Effective July 1, 2014 the management fee rate for the Fund changed to 0.40% of the Fund’s average daily net assets up to $10 billion; and 0.39% of the Fund’s average daily net assets in excess of $10 billion. The effective management fee was 0.40% for the year ended December 31, 2014.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of its Class A, Class B, Class C, Class Q, Class R, and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, and Class R shares pursuant to plans of distribution (the “Class A, B, C, and R Plans”), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q or Class Z shares of the Fund.

62

Pursuant to the Class A, B, C, and R Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30%, 1%, 1%, and .75% of the average daily net assets of the Class A, B, C, and R shares, respectively. For the year ended December 31, 2014, PIMS contractually agreed to limit such fees to .25% and .50% of the average daily net assets of the Class A and Class R shares, respectively.

PIMS has advised the Fund that it received $1,602,656 in front-end sales charges resulting from sales of Class A shares during the year ended December 31, 2014. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended December 31, 2014, it received $33,122, $71,748 and $201,082 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

PIM is the Fund’s securities lending agent. For the year ended December 31, 2014, PIM has been compensated $224,459 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments and U.S. Government securities, for the year ended December 31, 2014, were $2,927,051,188 and $2,732,674,039, respectively.

Prudential Short-Term Corporate Bond Fund, Inc.	63

Notes to Financial Statements

continued

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par. For the year ended December 31, 2014, the adjustments were to increase undistributed net investment income by $84,657,511, increase accumulated net realized loss on investment transactions by $76,806,802 and decrease paid-in capital in excess of par by $7,850,709 due to differences in the treatment for book and tax purposes of accreting market discount and amortization of premiums, certain transactions involving swaps, paydown gains/losses, write off of capital loss carryforward due to expiration and other book to tax adjustments. Net investment income, net realized gain (loss) on investment transactions and net assets were not affected by this change.

For the years ended December 31, 2014 and December 31, 2013, the tax character of dividends paid by the Fund were $252,745,109 and $270,142,095 of ordinary income, respectively.

As of December 31, 2014, the accumulated undistributed earnings on a tax basis was $1,309,786. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of December 31, 2014 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Depreciation
$10,194,626,101	$64,632,107	$(172,347,088)	$(107,714,981)	$1,027,215	$(106,687,766)

The difference between book basis and tax basis is primarily attributable to the deferred losses on wash sales and differences in the treatment of accreting market discount and premium amortization for book and tax purposes. Other cost basis adjustments are primarily attributable to unrealized appreciation on swaps.

64

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Fund is permitted to carryforward capital losses realized on or after January 1, 2011 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before December 31, 2011 (“pre-enactment losses”) may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Additionally, approximately $7,851,000 of its capital loss carryforward was written off unused due to expiration. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of December 31, 2014, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$58,697,000

Pre-Enactment Losses:
Expiring 2015	$1,945,000
Expiring 2018	1,604,000

$3,549,000

The Fund elected to treat post-October capital losses of approximately $4,141,000 as having been incurred in the following fiscal year (December 31, 2015).

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class Q, Class R, and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.25%. All investors who purchased Class A shares in an amount of $1 million or more and sell these shares within 18 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of .50%. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class B shares are sold with a CDSC of 3% which decreases by 1% annually to 1% in the third and fourth years and 0% in the fifth year. Class B shares

Prudential Short-Term Corporate Bond Fund, Inc.	65

Notes to Financial Statements

continued

automatically convert to Class A shares on a quarterly basis, approximately five years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales of shares made within 12 months of purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class R shares are available to certain retirement plans, clearing and settlement firms. Class Q, Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 2 billion shares of common stock authorized at $.01 par value per share, divided into six classes, designated Class A, Class B, Class C, Class Q, Class R, and Class Z common stock. Class A shares consists of 475 million authorized shares, Class B consists of 25 million authorized shares, Class C consists of 400 million authorized shares, Class Q and Class R shares each consist of 100 million authorized shares, and Class Z shares consist of 900 million authorized shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended December 31, 2014:
Shares sold	67,588,620	$765,486,012
Shares issued in reinvestment of dividends and distributions	5,428,086	61,460,804
Shares reacquired	(79,046,481)	(894,638,203)

Net increase (decrease) in shares outstanding before conversion	(6,029,775)	(67,691,387)
Shares issued upon conversion from Class B, Class C and Class Z	1,547,204	17,497,530
Shares reacquired upon conversion into Class Z	(45,764,019)	(517,039,230)

Net increase (decrease) in shares outstanding	(50,246,590)	$(567,233,087)

Year ended December 31, 2013:
Shares sold	113,014,502	$1,292,292,112
Shares issued in reinvestment of dividends and distributions	5,843,266	66,677,465
Shares reacquired	(95,935,658)	(1,095,916,335)

Net increase (decrease) in shares outstanding before conversion	22,922,110	263,053,242
Shares issued upon conversion from Class B, Class C and Class Z	1,266,059	14,463,620
Shares reacquired upon conversion into Class Z	(2,455,416)	(28,055,115)

Net increase (decrease) in shares outstanding	21,732,753	$249,461,747

66

Class B	Shares	Amount
Year ended December 31, 2014:
Shares sold	410,534	$4,653,446
Shares issued in reinvestment of dividends and distributions	80,251	908,762
Shares reacquired	(1,129,252)	(12,785,438)

Net increase (decrease) in shares outstanding before conversion	(638,467)	(7,223,230)
Shares reacquired upon conversion into Class A and Class Z	(713,073)	(8,057,658)

Net increase (decrease) in shares outstanding	(1,351,540)	$(15,280,888)

Year ended December 31, 2013:
Shares sold	1,338,904	$15,320,046
Shares issued in reinvestment of dividends and distributions	104,829	1,196,585
Shares reacquired	(1,293,807)	(14,767,743)

Net increase (decrease) in shares outstanding before conversion	149,926	1,748,888
Shares reacquired upon conversion into Class A	(184,257)	(2,100,454)

Net increase (decrease) in shares outstanding	(34,331)	$(351,566)

Class C
Year ended December 31, 2014:
Shares sold	28,204,944	$319,367,353
Shares issued in reinvestment of dividends and distributions	2,371,101	26,840,895
Shares reacquired	(45,476,065)	(514,825,490)

Net increase (decrease) in shares outstanding before conversion	(14,900,020)	(168,617,242)
Shares reacquired upon conversion into Class A and Class Z	(3,063,608)	(34,686,123)

Net increase (decrease) in shares outstanding	(17,963,628)	$(203,303,365)

Year ended December 31, 2013:
Shares sold	44,642,519	$511,518,153
Shares issued in reinvestment of dividends and distributions	2,972,382	33,933,732
Shares reacquired	(56,092,602)	(639,717,512)

Net increase (decrease) in shares outstanding before conversion	(8,477,701)	(94,265,627)
Shares reacquired upon conversion into Class A and Class Z	(2,407,452)	(27,462,307)

Net increase (decrease) in shares outstanding	(10,885,153)	$(121,727,934)

Prudential Short-Term Corporate Bond Fund, Inc.	67

Notes to Financial Statements

continued

Class Q	Shares	Amount
Year ended December 31, 2014:
Shares sold	8,571,281	$97,078,467
Shares issued in reinvestment of dividends and distributions	110,604	1,252,701
Shares reacquired	(6,799,715)	(77,535,783)

Net increase (decrease) in shares outstanding before conversion	1,882,170	20,795,385
Shares reacquired upon conversion into Class Z	(951,082)	(10,842,331)

Net increase (decrease) in shares outstanding	931,088	$9,953,054

Year ended December 31, 2013:
Shares sold	2,228,320	$25,467,491
Shares issued in reinvestment of dividends and distributions	195,105	2,230,857
Shares reacquired	(313,226)	(3,579,271)

Net increase (decrease) in shares outstanding	2,110,199	$24,119,077

Class R
Year ended December 31, 2014:
Shares sold	4,579,799	$51,869,840
Shares issued in reinvestment of dividends and distributions	264,235	2,989,604
Shares reacquired	(1,924,062)	(21,764,182)

Net increase (decrease) in shares outstanding	2,919,972	$33,095,262

Year ended December 31, 2013:
Shares sold	7,258,556	$82,890,363
Shares issued in reinvestment of dividends and distributions	168,943	1,925,253
Shares reacquired	(1,657,654)	(18,922,458)

Net increase (decrease) in shares outstanding	5,769,845	$65,893,158

Class Z
Year ended December 31, 2014:
Shares sold	210,913,695	$2,393,185,690
Shares issued in reinvestment of dividends and distributions	7,326,688	83,078,439
Shares reacquired	(175,209,104)	(1,986,092,017)

Net increase (decrease) in shares outstanding before conversion	43,031,279	490,172,112
Shares issued upon conversion from Class A, Class B, Class C and Class Q	49,621,522	562,179,081
Shares reacquired upon conversion into Class A	(797,795)	(9,051,269)

Net increase (decrease) in shares outstanding	91,855,006	$1,043,299,924

Year ended December 31, 2013:
Shares sold	237,289,264	$2,720,415,587
Shares issued in reinvestment of dividends and distributions	6,652,386	76,117,960
Shares reacquired	(261,349,202)	(2,993,213,080)

Net increase (decrease) in shares outstanding before conversion	(17,407,552)	(196,679,533)
Shares issued upon conversion from Class A and Class C	4,800,881	54,939,361
Shares reacquired upon conversion into Class A	(1,028,759)	(11,785,105)

Net increase (decrease) in shares outstanding	(13,635,430)	$(153,525,277)

68

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 9, 2014 through October 8, 2015. The Funds pay an annualized commitment fee of .075% of the unused portion of the SCA. Prior to October 9, 2014, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .08% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended December 31, 2014.

Prudential Short-Term Corporate Bond Fund, Inc.	69

Financial Highlights

Class A Shares
	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$11.33	$11.56	$11.35	$11.47	$11.40
Income (loss) from investment operations:
Net investment income	.20	.22	.26	.32	.35
Net realized and unrealized gain (loss) on investment transactions	(.04)	(.12)	.33	(.01)	.19
Total from investment operations	.16	.10	.59	.31	.54
Less Dividends:
Dividends from net investment income	(.30)	(.33)	(.38)	(.43)	(.47)
Capital Contributions(e):	-	-	-	-	-	(b)
Net asset value, end of year	$11.19	$ 11.33	$11.56	$11.35	$11.47
Total Return(c):	1.42%	.89%	5.23%	2.77%	4.78%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,194,768	$2,791,686	$2,596,682	$1,765,432	$1,601,862
Average net assets (000)	$2,686,658	$2,717,633	$2,125,935	$1,685,849	$1,459,695
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.78%	.76%	.78%	.77%	.77%
Expenses before waivers and/or expense reimbursement	.83%	.81%	.83%	.82%	.82%
Net investment income	1.79%	1.91%	2.30%	2.77%	3.02%
Portfolio turnover rate	54%	65%	78%	77%	82%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) The Fund received payments related to a former affiliate’s and to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended December 31, 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

70

Class B Shares
	Year Ended December 31,
	2014	2013	2012	2011		2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$11.33	$11.56	$11.35	$11.47		$11.40
Income (loss) from investment operations:
Net investment income	.12	.13	.18	.23		.26
Net realized and unrealized gain (loss) on investment transactions	(.04)	(.11)	.32	-	(b)	.19
Total from investment operations	.08	.02	.50	.23		.45
Less Dividends:
Dividends from net investment income	(.22)	(.25)	(.29)	(.35)		(.38)
Capital Contributions(e):	-	-	-	-		-	(b)
Net asset value, end of year	$11.19	$11.33	$11.56	$11.35		$11.47
Total Return(c):	.66%	.14%	4.44%	2.01%		4.01%

Ratios/Supplemental Data:
Net assets, end of year (000)	$41,808	$57,649	$59,209	$47,686		$38,478
Average net assets (000)	$51,023	$59,969	$52,940	$43,517		$29,898
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.53%	1.51%	1.53%	1.52%		1.52%
Expenses before waivers and/or expense reimbursement	1.53%	1.51%	1.53%	1.52%		1.52%
Net investment income	1.04%	1.16%	1.56%	2.01%		2.26%
Portfolio turnover rate	54%	65%	78%	77%		82%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) The Fund received payments related to a former affiliate’s and to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended December 31, 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	71

Financial Highlights

continued

Class C Shares
	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$11.33	$11.56	$11.35	$11.48	$11.40
Income (loss) from investment operations:
Net investment income	.12	.13	.18	.23	.27
Net realized and unrealized gain (loss) on investment transactions	(.04)	(.11)	.32	(.01)	.20
Total from investment operations	.08	.02	.50	.22	.47
Less Dividends:
Dividends from net investment income	(.22)	(.25)	(.29)	(.35)	(.39)
Capital Contributions(e):	-	-	-	-	-	(b)
Net asset value, end of year	$11.19	$11.33	$11.56	$11.35	$11.48
Total Return(c):	.67%	.14%	4.45%	1.92%	4.19%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,744,748	$1,970,167	$2,135,745	$1,559,205	$1,345,828
Average net assets (000)	$1,861,288	$2,123,254	$1,842,751	$1,401,509	$1,133,925
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.53%	1.51%	1.53%	1.52%	1.45%
Expenses before waivers and/or expense reimbursement	1.53%	1.51%	1.53%	1.52%	1.45%
Net investment income	1.04%	1.16%	1.55%	2.01%	2.33%
Portfolio turnover rate	54%	65%	78%	77%	82%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $.005 per share.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) The Fund received payments related to a former affiliate’s and to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended December 31, 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

72

Class Q Shares
	Year Ended December 31,		March 2, 2012(a) through December 31,
	2014	2013	2012
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$11.36	$11.59	$11.55
Income (loss) from investment operations:
Net investment income	.24	.26	.23
Net realized and unrealized gain (loss) on investment transactions	(.02)	(.12)	.15
Total from investment operations	.22	.14	.38
Less Dividends:
Dividends from net investment income	(.35)	(.37)	(.34)
Net asset value, end of period	$11.23	$11.36	$11.59
Total Return(c):	1.94%	1.24%	3.34%

Ratios/Supplemental Data:
Net assets, end of period (000)	$89,604	$80,059	$57,217
Average net assets (000)	$43,439	$68,760	$54,722
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.43%	.42%	.43%	(e)
Expenses before waivers and/or expense reimbursement	.43%	.42%	.43%	(e)
Net investment income	2.14%	2.25%	2.43%	(e)
Portfolio turnover rate	54%	65%	78%	(f)

(a) Commencement of offering.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	73

Financial Highlights

continued

Class R Shares
	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$11.33	$11.56	$11.35	$11.47	$11.40
Income (loss) from investment operations:
Net investment income	.17	.19	.23	.29	.32
Net realized and unrealized gain (loss) on investment transactions	(.04)	(.12)	.33	(.01)	.19
Total from investment operations	.13	.07	.56	.28	.51
Less Dividends:
Dividends from net investment income	(.27)	(.30)	(.35)	(.40)	(.44)
Capital Contributions(e):	-	-	-	-	-	(b)
Net asset value, end of year	$11.19	$11.33	$11.56	$11.35	$11.47
Total Return(c):	1.17%	.65%	4.96%	2.51%	4.52%

Ratios/Supplemental Data:
Net assets, end of year (000)	$142,496	$111,181	$46,706	$22,451	$16,009
Average net assets (000)	$129,408	$78,272	$29,321	$20,172	$11,902
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.03%	1.01%	1.03%	1.02%	1.02%
Expenses before waivers and/or expense reimbursement	1.28%	1.26%	1.28%	1.27%	1.27%
Net investment income	1.54%	1.67%	2.04%	2.50%	2.76%
Portfolio turnover rate	54%	65%	78%	77%	82%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) The Fund received payments related to a former affiliate’s and to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended December 31, 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

74

Class Z Shares
	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$11.36	$11.59	$11.37	$11.50	$11.42
Income (loss) from investment operations:
Net investment income	.23	.25	.29	.34	.38
Net realized and unrealized gain (loss) on investment transactions	(.04)	(.12)	.34	(.01)	.20
Total from investment operations	.19	.13	.63	.33	.58
Less Dividends:
Dividends from net investment income	(.33)	(.36)	(.41)	(.46)	(.50)
Capital Contributions(e):	-	-	-	-	-	(b)
Net asset value, end of year	$11.22	$11.36	$11.59	$11.37	$11.50
Total Return(c):	1.68%	1.15%	5.58%	2.95%	5.14%

Ratios/Supplemental Data:
Net assets, end of year (000)	$5,288,222	$4,310,734	$4,555,662	$2,660,697	$1,205,119
Average net assets (000)	$4,823,460	$4,440,951	$3,647,207	$1,692,922	$979,716
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.53%	.51%	.53%	.52%	.52%
Expenses before waivers and/or expense reimbursement	.53%	.51%	.53%	.52%	.52%
Net investment income	2.04%	2.16%	2.55%	2.97%	3.26%
Portfolio turnover rate	54%	65%	78%	77%	82%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) The Fund received payments related to a former affiliate’s and to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended December 31, 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	75

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Short-Term Corporate Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Short-Term Corporate Bond Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 17, 2015

76

Federal Income Tax Information

For the year ended December 31, 2014, the Fund reports the maximum amount allowable but not less than 85.61% as interest related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

Interest-related dividends do not include any distributions paid by a fund with respect to Fund tax years beginning after December 31, 2014. Consequently, this provision expires with respect to such distributions paid after the Fund’s fiscal year end.

Prudential Short-Term Corporate Bond Fund, Inc.	77

Results of Proxy Voting

(Unaudited)

At the special meeting of shareholders held on November 26, 2014, shareholders of the Prudential Short-Term Corporate Bond Fund, Inc. (the “Fund”) approved the following proposal:

To elect twelve Directors:

	SHARES VOTED	% OF VOTED	% OF TOTAL
(a) Ellen S. Alberding;
FOR	769,827,906.860	98.705%	89.724%
WITHHELD	10,102,252.860	1.295%	1.177%

(b) Kevin J. Bannon;
FOR	770,331,252.742	98.770%	89.783%
WITHHELD	9,598,906.978	1.230%	1.118%

(c) Linda W. Bynoe;
FOR	769,960,465.834	98.722%	89.740%
WITHHELD	9,969,693.886	1.278%	1.161%

(d) Keith F. Hartstein;
FOR	770,170,890.108	98.749%	89.764%
WITHHELD	9,759,269.612	1.251%	1.137%

(e) Michael S. Hyland;
FOR	769,774,047.866	98.698%	89.718%
WITHHELD	10,156,111.854	1.302%	1.183%

(f) Stephen P. Munn;
FOR	769,751,888.697	98.695%	89.715%
WITHHELD	10,178,271.023	1.305%	1.186%

(g) James E. Quinn;
FOR	770,148,587.162	98.746%	89.761%
WITHHELD	9,781,572.558	1.254%	1.140%

(h) Richard A. Redeker;
FOR	769,825,939.329	98.705%	89.724%
WITHHELD	10,104,220.391	1.295%	1.177%

(i) Stephen G. Stoneburn;
FOR	769,716,011.494	98.691%	89.711%
WITHHELD	10,214,148.226	1.309%	1.190%

(j) Stuart S. Parker;
FOR	770,351,471.207	98.772%	89.785%
WITHHELD	9,578,688.513	1.228%	1.116%

(k) Scott E. Benjamin; and
FOR	770,361,651.086	98.774%	89.786%
WITHHELD	9,568,508.634	1.226%	1.115%

78

	SHARES VOTED	% OF VOTED	% OF TOTAL
(l) Grace C. Torres.
FOR	769,931,115.972	98.718%	89.736%
WITHHELD	9,999,043.748	1.282%	1.165%

The special meeting of shareholders of the Fund held on November 26, 2014, was adjourned to December 3, 2014, and further adjourned to December 10, 2014 and January 9, 2015, to permit further solicitation of proxies on the proposals noted below.

An abstention or a broker non-vote is considered present for purposes of determining a quorum but has the effect of a vote against such matters. At the special meeting of shareholders held on January 9, 2015, insufficient votes were obtained to approve the following proposals:

Proposal 1: To permit PI to enter into or make material changes to the Fund’s subadvisory agreements with subadvisers that are wholly-owned subsidiaries of PI or a sister company of PI (wholly-owned subadvisers) without shareholder approval.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	284,341,754.847	36.381%	33.140%
AGAINST	10,940,139.493	1.400%	1.275%
ABSTAIN	6,317,461.767	0.808%	0.736%
BROKER NON-VOTE	479,972,241.471	61.411%	55.941%
TOTAL	781,571,597.578	100.000%	91.092%

Proposal 2: To designate the Fund’s investment objective as a non-fundamental policy of the Fund, meaning that the Fund’s investment objective could be changed with the approval of the Fund’s Board of Directors, but without shareholder approval.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	174,485,221.829	22.325%	20.336%
AGAINST	119,515,918.450	15.292%	13.930%
ABSTAIN	7,598,216.328	0.972%	0.885%
BROKER NON-VOTE	479,972,240.971	61.411%	55.941%
TOTAL	781,571,597.578	100.000%	91.092%

Prudential Short-Term Corporate Bond Fund, Inc.	79

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (56) Board Member Portfolios Overseen: 69	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.

Kevin J. Bannon (62) Board Member Portfolios Overseen: 70	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).

Linda W. Bynoe (62) Board Member Portfolios Overseen: 70	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Short-Term Corporate Bond Fund, Inc.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (58) Board Member Portfolios Overseen: 70	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.

Michael S. Hyland, CFA (69) Board Member Portfolios Overseen: 69	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

Stephen P. Munn (72) Board Member Portfolios Overseen: 70	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).

James E. Quinn (63) Board Member Portfolios Overseen: 69	Retired; formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).

Richard A. Redeker (71) Board Member & Independent Chair Portfolios Overseen: 70	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen G. Stoneburn (71) Board Member Portfolios Overseen: 70	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (52) Board Member & President Portfolios Overseen: 64	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.

Scott E. Benjamin (41) Board Member & Vice President Portfolios Overseen: 70	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Short-Term Corporate Bond Fund, Inc.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Grace C. Torres* (55) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	None.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.

(1)	The year that each Board Member joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 1993; Stephen G. Stoneburn, 2003; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (59) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Chad A. Earnst (39) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014

Deborah A. Docs (57) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004

Jonathan D. Shain (56) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

Claudia DiGiacomo (40) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

Andrew R. French (52) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006

Amanda S. Ryan (37) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012

Theresa C. Thompson (52) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008

Prudential Short-Term Corporate Bond Fund, Inc.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Richard W. Kinville (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011

M. Sadiq Peshimam (51) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.	Since 2006

Peter Parrella (56) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007

Lana Lomuti (47) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014

Linda McMullin (53) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Short-Term Corporate Bond Fund, Inc. (the “Fund”) consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 9-11, 2014 and approved the renewal of the agreements through July 31, 2015, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.¹

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations,

[1]	Grace C. Torres was elected to the Board as of December 2014, and therefore did not participate in the consideration of these approvals.

Prudential Short-Term Corporate Bond Fund, Inc.

Approval of Advisory Agreements (continued)

the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2014.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services provided, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by PIM, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also considered the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and PIM. The Board noted that PIM is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board separately considered information regarding the profitability of the subadviser, an affiliate of PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

In 2013, PI and the Board retained an outside business consulting firm, in order to assist the Board in its consideration of the renewal of the management and subadvisory agreements, by reviewing management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm’s analysis and conclusions with respect to the Funds’ management fee structures were presented to the Board and PI at the December 3-5, 2013 meeting, and were discussed extensively by the Board and PI over the following two quarters.

The Board noted that the management fee schedule for the Fund does not contain breakpoints that would reduce the fee rate on assets above specified levels. In light of the Fund’s current size and expense structure, the Board negotiated with PI to implement a breakpoint to the contractual management fee schedule. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Prudential Short-Term Corporate Bond Fund, Inc.

Approval of Advisory Agreements (continued)

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five-, and 10-year periods ended December 31, 2013.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended December 31, 2013. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Short-Intermediate Investment-Grade Debt Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be

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applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	2nd Quartile	1st Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•

The Board noted PI’s agreement to implement a contractual management fee breakpoint of 0.39% on assets over $10 billion, in addition to the existing contractual management fee of 0.40% on assets up to $10 billion.

•	The Board concluded that, in light of the Fund’s competitive performance, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Short-Term Corporate Bond Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Short-Term Corporate Bond Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL SHORT-TERM CORPORATE BOND FUND, INC.

SHARE CLASS	A	B	C	Q	R	Z
NASDAQ	PBSMX	PSMBX	PIFCX	PSTQX	JDTRX	PIFZX
CUSIP	74441R102	74441R201	74441R300	74441R607	74441R409	74441R508

MF140E    0273274-00001-00

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2014 and December 31, 2013, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $34,125 and $32,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

 (c) Tax Fees

None.

(d) All Other Fees

None.

 (e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

—	a review of the nature of the professional services expected to be provided,

—	a review of the safeguards put into place by the accounting firm to safeguard independence, and

—	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits

➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
¡	Federal, state and local income tax compliance; and,
¡	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

 (e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

 (f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2014 and 2013. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2014 and 2013 was $0 and $0, respectively.

 (h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Short-Term Corporate Bond Fund, Inc.

By:	/s/Deborah A. Docs
Deborah A. Docs
Secretary

Date:	February 19, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stuart S. Parker
Stuart S. Parker

President and Principal Executive Officer

Date:	February 19, 2015

By:	/s/M. Sadiq Peshimam
M. Sadiq Peshimam

Treasurer and Principal Financial and Accounting Officer

Date:	February 19, 2015